UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
___________________________________________
Filed by the Registrant  ☒                     Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under § 240.14a-12
CARTER VALIDUS MISSION CRITICAL REIT II, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

CARTER VALIDUS MISSION CRITICAL REIT II, INC.
4890 W. Kennedy Blvd., Suite 650
Tampa, Florida 33609
August 21, 2020
Dear Stockholder:
You are cordially invited to attend our 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, October 22, 2020, at 1:00 p.m. Eastern Time. Due to the ongoing COVID-19 pandemic and in order to continue to abide by social distancing protocols and otherwise to protect the health and safety of stockholders, employees and the community, the Annual Meeting will be a virtual meeting conducted via live audio webcast.
In order to attend the Annual Meeting, you must register in advance at www.proxydocs.com/cvreit2 by 5:00 p.m. Eastern Time on Tuesday, October 20, 2020. You will be asked to provide the control number located inside the shaded gray box on your proxy card. After completion of your registration by the registration deadline, further instructions, including a unique link to access the annual meeting, will be emailed to you one hour prior to the start of the Annual Meeting. If you open the unique link one hour prior to the start time of the Annual Meeting, you will be presented with a countdown page that will give you an option to join the meeting 15 minutes prior to the start time of the Annual Meeting. If you open the unique link within 15 minutes of the start time of the Annual Meeting, you will be directed to the Annual Meeting and will hear hold music until the Annual Meeting begins. Included in the e-mail will be a toll-free number to call for technical assistance in order to speak with a live agent in the event you encounter any difficulty accessing the Annual Meeting.
The virtual Annual Meeting platform is fully supported across browsers (Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio that will begin 15 minutes prior to the start of the Annual Meeting.
The matters expected to be acted upon at the meeting are described in the following Notice of the Annual Meeting and Proxy Statement. On our pre-meeting forum at www.proxydocs.com/cvreit2 you can access copies of proxy materials and vote. Although the Annual Meeting will be held in a virtual-only format this year, the Company remains committed to stockholder engagement and currently intends to return to an in-person annual meeting for future annual meetings under normal circumstances.
During the question and answer portion of the Annual Meeting, stockholders will be able to submit questions through the platform being used for the Annual Meeting. Such questions will not be shared with other stockholders. After the business portion of the Annual Meeting, we will hold a question and answer session during which we intend to answer appropriate questions submitted during the Annual Meeting that are pertinent to the Company, as time permits. Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, and other materials for the Annual Meeting will be available at www.proxydocs.com/cvreit2.
It is important that you use this opportunity to take part in the affairs of Carter Validus Mission Critical REIT II, Inc. by voting on the business to come before this meeting. Whether or not you expect to attend the Annual Meeting and vote at the meeting, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope, or submit your proxy by using the telephone or the Internet, so that your shares may be represented at the meeting, for special instructions on how to vote your shares, please refer to the instructions on the proxy card. Voting by proxy does not deprive you of your right to attend the meeting and to vote your shares during the meeting.

Sincerely,

Michael A. Seton
Chief Executive Officer and President

CARTER VALIDUS MISSION CRITICAL REIT II, INC.
NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 22, 2020

To Carter Validus Mission Critical REIT II, Inc. Stockholders:
NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders (“Annual Meeting”) of Carter Validus Mission Critical REIT II, Inc., a Maryland corporation (the “Company,” “we,” or “us”), will be held on Thursday, October 22, 2020 at 1:00 p.m. Eastern Time. Due to the ongoing COVID-19 pandemic and in order to continue to abide by social distancing protocols and otherwise to protect the health and safety of employees, stockholders and the greater community, the Annual Meeting will be a virtual meeting conducted via live audio webcast.
In order to attend the Annual Meeting, you must register in advance at www.proxydocs.com/cvreit2 by 5:00 p.m. Eastern Time on Tuesday, October 20, 2020. You will be asked to provide the control number located inside the shaded gray box on your proxy card. After completion of your registration by the registration deadline, further instructions, including a unique link to access the annual meeting, will be emailed to you one hour prior to the start of the Annual Meeting. If you open the unique link one hour prior to the start time of the Annual Meeting, you will be presented with a countdown page that will give you an option to join the meeting 15 minutes prior to the start time of the Annual Meeting. If you open the unique link within 15 minutes of the start time of the Annual Meeting, you will be directed to the Annual Meeting and will hear hold music until the Annual Meeting begins. Included in the e-mail will be a toll-free number to call for technical assistance in order to speak with a live agent in the event you encounter any difficulty accessing the Annual Meeting.
The virtual Annual Meeting platform is fully supported across browsers (Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio that will begin 15 minutes prior to the start of the Annual Meeting.
During the question and answer portion of the Annual Meeting, stockholders will be able to submit questions through the platform being used for the Annual Meeting. Such questions will not be shared with other stockholders. After the business portion of the Annual Meeting, we will hold a question and answer session during which we intend to answer appropriate questions submitted during the Annual Meeting that are pertinent to the Company, as time permits. Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, and other materials for the Annual Meeting will be available at www.proxydocs.com/cvreit2.
As discussed in more detail in the accompanying proxy statement, on July 28, 2020, we entered into a Membership Interest Purchase Agreement, or the Purchase Agreement, pursuant to which we and Carter Validus Operating Partnership II, LP, or our operating partnership, will purchase all assets from our sponsor and its affiliates necessary for the operation of our business, providing for the internalization of our external management functions, or the Internalization Transaction. The Internalization Transaction is expected to close on September 30, 2020, subject to satisfaction or waiver of certain conditions in the Purchase Agreement. Approval by our stockholders is not required under Maryland law or our governing documents for the execution of the Purchase Agreement or the consummation of the Internalization Transaction.
The purposes of the meeting are to:
1. consider and vote upon the election of six directors to hold office until the 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualify; provided, however, John E. Carter, one of our directors, has agreed to resign from our board of directors at and upon the closing of the Internalization Transaction;
2. ratify the appointment of KPMG LLP, or KPMG, as our independent registered public accounting firm for the year ending December 31, 2020; and
3. transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
The proposals and other related matters are discussed in the following pages, which are made part of this notice.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE DIRECTOR NOMINEES AND FOR THE RATIFICATION OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. HOWEVER, IF MR. CARTER’S RESIGNATION FROM OUR BOARD OF DIRECTORS IS EFFECTIVE PRIOR TO THE DATE OF THE ANNUAL MEETING, ANY VOTES CAST WITH REGARD TO MR. CARTER’S ELECTION AS A DIRECTOR WILL HAVE NO EFFECT AND THEY WILL NOT BE COUNTED.

Only stockholders of record at the close of business on August 19, 2020, or the record date, are entitled to receive this notice and to vote at the Annual Meeting. As of the close of business on the record date of August 19, 2020, there were 166,055,460 shares of our Class A common stock outstanding, 12,541,867 shares of our Class I common stock outstanding, 39,205,094 shares of our Class T common stock outstanding and 3,456,952 shares of our Class T2 common stock outstanding. We reserve the right, in our sole discretion, to adjourn or postpone the Annual Meeting to provide more time to solicit proxies for the meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON OCTOBER 22, 2020.
The proxy statement, form of proxy card and annual report to stockholders are available (a) for all stockholders other than those listed in (b), at www.proxypush.com/cvreit2 with the use of the control number on your proxy card, and (b) for stockholders with accounts for which AXA Advisors, LLC, Ameriprise Financial, Inc., Wells Fargo Clearing Services, LLC and LPL Financial LLC act as broker-dealer of record, at www.proxyvote.com with the use of the control number on your proxy card.
Whether or not you expect to attend the Annual Meeting, we urge you to read the proxy statement and either complete, sign and date the enclosed proxy card and return it promptly in the envelope provided or to submit your proxy by telephone or the Internet. For specific instructions on how to vote your shares, please refer to the instruction on the proxy card. Your prompt response will help avoid potential delays and may save the company significant additional expense associated with soliciting stockholder votes. You may revoke your proxy at any time prior to its exercise.

Sincerely,
By Order of the Board of Directors

Kay C. Neely
Chief Financial Officer, Treasurer and Secretary
Tampa, Florida

August 21, 2020

PLEASE VOTE - YOUR VOTE IS IMPORTANT

CARTER VALIDUS MISSION CRITICAL REIT II, INC.
4890 W. Kennedy Blvd., Suite 650
Tampa, Florida 33609
PROXY STATEMENT
QUESTIONS AND ANSWERS
We are providing you with this proxy statement, which contains information about the items to be voted upon at our Annual Meeting. To make this information easier to understand, we have presented some of the information below in a question and answer format.

Q:	Why did you send me this proxy statement?

A:
We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote your shares of the Company’s common stock at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission, or the SEC, and is designed to assist you in voting. This proxy statement and the proxy card are being mailed to you on or about August 28, 2020. You do not need to participate in the Annual Meeting via live webcast in order to vote.

Q:	What is a proxy?

A:
A proxy is a person who votes the shares of stock of another person who does not attend a meeting. The term “proxy” also refers to the proxy card. When you return the enclosed proxy card, or give your proxy by telephone or over the Internet, you are giving us your permission to vote your shares of common stock at the Annual Meeting. The person who will vote your shares of common stock at the Annual Meeting is either Michael A. Seton or Kay C. Neely. They will vote your shares of common stock as you instruct. The proxies will not vote your shares of common stock if you do not return the enclosed proxy card or submit your proxy by telephone or over the Internet. This is why it is important for you to return the proxy card or submit your proxy by telephone or over the Internet to us as soon as possible whether or not you plan on attending the meeting in person (virtually). If you sign and return the proxy card, or authorize your proxy by telephone or over the Internet, and give no instructions, the proxies will vote FOR each of the director nominees and "FOR" the ratification of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2020. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion. If Mr. Carter’s resignation from our board of directors is effective prior to the date of the Annual Meeting, any votes cast with regard to Mr. Carter’s election as a director will have no effect as they will not be counted. Our board of directors currently intends to reduce its size from six to five members immediately upon the effectiveness of Mr. Carter’s resignation, which is currently expected to be September 30, 2020.

If you authorize your proxy over the Internet or by telephone, please do not return your proxy card.

Q:	When is the Annual Meeting and where will it be held?

A:
The Annual Meeting will be held on Thursday, October 22, 2020, at 1:00 p.m. Eastern Time, which will be held as a virtual meeting via live audio webcast. In order to attend the Annual Meeting, you must register in advance at www.proxydocs.com/cvreit2 by 5:00 p.m. Eastern Time on Tuesday, October 20, 2020. You will be asked to provide the control number located inside the shaded gray box on your proxy card. After completion of your registration by the registration deadline, further instructions, including a unique link to access the annual meeting, will be emailed to you one hour prior to the start of the Annual Meeting.

Q:	May I ask questions during the Annual Meeting?

A:
After the business portion of the Annual Meeting, we will hold a question and answer session during which we intend to answer appropriate questions submitted during the Annual Meeting that are pertinent to the Company, as time permits. During the question and answer portion of the Annual Meeting, stockholders will be able to submit questions through the platform being used for the Annual Meeting. Such questions will not be shared with other stockholders. Additional information regarding the ability of stockholders to ask questions during the Annual Meeting and other materials for the Annual Meeting will be available at www.proxydocs.com/cvreit2.

Q:	Are there check-in procedures to follow for the Annual Meeting and will technical assistance be offered during the Annual Meeting?
A:
After completion of your registration by the registration deadline, further instructions, including a unique link to access the annual meeting, will be emailed to you one hour prior to the start of the Annual Meeting. If you open the unique link one hour prior to the start time of the Annual Meeting, you will be presented with a countdown page that will give you an option to join the meeting 15 minutes prior to the start time of the Annual Meeting. If you open the unique link link within 15 minutes of the start time of the Annual Meeting, you will be directed to the Annual Meeting and will hear hold music until the Annual Meeting begins. Included in the e-mail will be a toll-free number to call for technical assistance in order to speak with a live agent in the event you encounter any difficulty accessing the Annual Meeting. The virtual Annual Meeting platform is fully supported across browsers (Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio that will begin 15 minutes prior to the start of the Annual Meeting.

Q:	How many shares of common stock can vote?

A:
As of the close of business on the record date of August 19, 2020, there were 166,055,460 shares of our Class A common stock outstanding, 12,541,867 shares of our Class I common stock outstanding, 39,205,094 shares of our Class T common stock outstanding and 3,456,952 shares of our Class T2 common stock outstanding. Every stockholder of record as of the close of business on August 19, 2020, is entitled to one vote for each share of common stock held at that date and time. Fractional shares will have corresponding fractional votes. For purposes of this proxy statement, when we refer to common stock, we are referring to Class A common stock, Class I common stock, Class T common stock and Class T2 common stock. Shares of Class A common stock, Class I common stock, Class T common stock and Class T2 common stock vote together as a single class, and each share is entitled to one vote on each matter submitted to a vote at a meeting of our stockholders.

Q:	What is a “quorum”?

A:
There must be a quorum present in order for the Annual Meeting to be a duly held meeting at which business can be conducted. In order to have a quorum for the transaction of business by the holders of common stock, holders of common stock entitled to cast at least 50% of all the votes entitled to be cast by the holders of common stock at the Annual Meeting must be present in person (virtually) or by proxy. As of the record date, there were 221,259,373 shares of common stock outstanding, held by approximately 63,157 holders of record. Each share of common stock is entitled to one vote on each proposal presented at the Annual Meeting. If you submit a properly executed proxy card, even if you abstain from voting or do not give instructions for voting, then you will at least be considered part of the quorum. Broker non-votes will also be counted to determine whether a quorum is present. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.

Q:	What may I vote on?

A:
At the Annual Meeting, you will be asked to (i) consider and vote upon the election of six directors, to hold office for a one-year term expiring at the 2021 Annual Meeting of Stockholders and until his successor is duly elected and qualifies; provided, however, John E. Carter, one of our directors, has agreed to resign from our board of directors at and upon the closing of the Internalization Transaction, (ii) ratify the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2020, and (iii) transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. If Mr. Carter’s resignation from our board of directors is effective prior to the date of the Annual Meeting, any votes cast with regard to Mr. Carter’s election as a director will have no effect as they will not be counted. Our board of directors currently intends to reduce its size from six to five members immediately upon the effectiveness of Mr. Carter’s resignation, which is currently expected to be September 30, 2020.

Q:	How does the board of directors recommend I vote on the proposals?

A:
The board of directors unanimously recommends that you vote your shares “FOR” each of the nominees for election as director who are named as such in this proxy statement and “FOR” the ratification of KPMG as our independent registered public accounting firm for the year ending December 31, 2020. No director has informed us that he intends to oppose any action intended to be taken by us. As noted above, if Mr. Carter’s resignation from our board of directors is effective prior to the date of the Annual Meeting, any votes cast with regard to Mr. Carter’s election as a director will have no effect as they will not be counted.

Q:	Who is entitled to vote?

A:
Anyone who owned our common stock at the close of business on August 19, 2020, the record date, is entitled to vote at the Annual Meeting. As a stockholder of record, you may vote in person (virtually) at the Annual Meeting by visiting www.proxydocs.com/cvreit2, which provides rights and opportunities to vote and ask questions equivalent to in-person meetings of stockholders, or authorize a proxy to vote your shares as set forth herein.

Q:	What vote is required to approve each proposal that comes before the Annual Meeting?

A:
The holders of a majority of the shares of common stock of the Company entitled to vote who are present in person (virtually) or by proxy at a meeting of stockholders duly called at which a quorum is present, may, without the necessity for concurrence by the board of directors, vote to elect a director. This means that a nominee for the board of directors needs to receive more votes for his election than withheld from or present but not voted in his or her election in order to be elected to the board of directors. Because of this requirement,
“withheld” votes and broker non-votes will have the effect of a vote against each nominee for the board of directors. If an incumbent nominee for the board of directors fails to receive the required number of votes for re-election, then under Maryland law, he will continue to serve as a “holdover” director until his successor is duly elected and qualifies.

John E. Carter has agreed to resign from our board of directors at and upon the closing of the Internalization Transaction, which is currently expected to be September 30, 2020, subject to customary closing conditions. If Mr. Carter’s resignation from our board of directors is effective prior to the date of the Annual Meeting, any votes cast with regard to Mr. Carter’s election as a director will have no effect as they will not be counted. Our board of directors currently intends to reduce its size from six to five members immediately upon the effectiveness of Mr. Carter’s resignation.

To approve the ratification of the appointment of KPMG, the affirmative vote of a majority of all votes cast at a meeting at which a quorum is present must be cast in favor of the proposal. Abstentions and broker non-votes will have no impact on the proposal to ratify the appointment of KPMG.

Q:	How do I vote?

A:
You may vote your shares of common stock either in person (virtually) or by proxy. In order to vote in person (virtually), you must attend the Annual Meeting. Whether you plan to attend the Annual Meeting and vote in person (virtually) or not, we urge you to have your vote recorded. Stockholders may submit their proxy via mail, using the enclosed proxy card. In addition, stockholders who live in the United States may authorize a proxy by following the “Vote by Phone” instructions on the enclosed proxy card. Stockholders with Internet access may submit a proxy by following the “Vote by Internet” instructions on the enclosed proxy card. The telephone and Internet voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy and confirm that their instructions have been properly recorded. If the telephone or Internet option is available to you, we strongly encourage you to use it because it is faster and less costly. If you attend the annual meeting, you also may submit your vote in person (virtually), and any previous votes or proxies that you submitted will be superseded by the vote that you cast at the Annual Meeting. If you return your signed proxy card, or authorize your proxy by telephone or over the Internet, but do not indicate how you wish to vote, your shares of common stock will be counted as present for purposes of determining a quorum and voted (i) FOR each of the nominees for director, (ii) FOR ratification of the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2020, and (iii) with respect to any other proposals to be voted upon, in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of the proxies. As noted above, if Mr. Carter’s resignation from our board of directors is effective prior to the date of the Annual Meeting, any votes cast with regard to Mr. Carter’s election as a director will have no effect as they will not be counted.

Q:	Will my vote make a difference?

A:
Yes. Your vote is needed to ensure that the proposals can be acted upon. Unlike most other public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, a large number of our stockholders must be present in person (virtually) or by proxy at the Annual Meeting to constitute a quorum. THEREFORE, YOUR VOTE IS VERY IMPORTANT EVEN IF YOU OWN ONLY A SMALL NUMBER OF SHARES! Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting stockholder votes. We encourage you to participate in the governance of the Company and welcome your attendance at the Annual Meeting.

Q:	What if I return my proxy card and then change my mind?

A:	You have the right to revoke your proxy at any time before the vote by:

(1) Notifying Kay C. Neely, our Chief Financial Officer, Treasurer and Secretary, in writing at our offices located at 4890 W. Kennedy Blvd., Suite 650, Tampa, Florida 33609;

(2) Virtually attending the Annual Meeting and voting; or

(3)
Authorizing another proxy again at a later date using the same procedure as set forth above, but before the Annual Meeting date. Only the most recent vote will be counted and all others will be discarded regardless of the method of voting.

Q:	How will voting on any other business be conducted?

A:
Although we do not know of any business to be considered at the Annual Meeting other than the election of directors and ratification of auditors, if any other business is properly presented at the Annual Meeting, your proxy gives authority to Michael A. Seton, our Chief Executive Officer and President, and Kay C. Neely, our Chief Financial Officer, Treasurer and Secretary, to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

Q:	Is this proxy statement the only way that proxies are being solicited?

A:
No. In addition to mailing proxy solicitation material, our directors and officers, or employees of Carter Validus Advisors II, LLC, our advisor, as well as third-party proxy service companies we retain, may also solicit proxies in person, by telephone or by any other electronic means of communication we deem appropriate. No additional compensation will be paid to our directors or officers or to employees of affiliates of our advisor for such services. We have retained Mediant Communications, Inc. to assist us in the distribution of proxy materials and solicitation of votes. We anticipate the costs of services incidental to the proxy solicitation to be approximately $203,100, excluding out of pocket expenses.

Q:	Who pays the cost of this proxy solicitation?

A:
We will pay all the costs of soliciting these proxies. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Q:	If I share my residence with another stockholder of the Company, how many copies of the proxy statement should I receive?

A:
The SEC has adopted a rule concerning the delivery of disclosure documents that allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus, or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “householding.” This rule benefits both you and the Company. It reduces the volume of duplicative information received at your household and helps the Company reduce expenses. Each stockholder subject to householding will continue to receive a separate proxy card or voting instruction card.

The Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the document was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies to Mediant at 844-391-3599 or write to P.O. Box 8035, Cary, North Carolina, 27512-9916. If you are a stockholder that receives multiple copies of our proxy materials, you may request householding by contacting us in the same manner and requesting a householding consent.

Q:	Whom should I call if I have any questions?

A:	If you have any questions about how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:

CVREIT II:
Carter Validus Mission Critical REIT II, Inc.
Attn: Kay C. Neely, Secretary
4890 W. Kennedy Blvd., Suite 650
Tampa, Florida 33609
(813) 316-4337

Mediant Communications, Inc.
P.O. Box 8035
Cary, North Carolina 27512-9916
(844)-391-3599

PROPOSAL NO. 1 - ELECTION OF DIRECTORS
At the Annual Meeting, you and the other stockholders will vote on the election of all six members of our board of directors. With the exception of John E. Carter, as discussed below, persons elected will serve as directors until the 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The board of directors has nominated the following people for re-election as directors:

•	Jonathan Kuchin

•	Randall Greene

•	Roger Pratt

•	Ronald Rayevich

•	Michael A. Seton

•	John E. Carter
On July 28, 2020, we entered into a Membership Interest Purchase Agreement, or the Purchase Agreement, pursuant to which we and our operating partnership will purchase all assets from our sponsor and its affiliates necessary for the operation of our business, providing for the internalization of our external management functions, or Internalization Transaction. The Internalization Transaction is currently expected to close on September 30, 2020, subject to satisfaction or waiver of certain conditions in the Purchase Agreement. Approval by our stockholders is not required under Maryland law or our governing documents for the execution of the Purchase Agreement or the consummation of the Internalization Transaction.
On July 28, 2020, Mr. Carter agreed, pursuant to the Purchase Agreement and as a closing condition therein, to resign as a director of the Board, effective at and upon the closing of the Internalization Transaction. If Mr. Carter’s resignation from our board of directors is effective prior to the date of the Annual Meeting, any votes cast with regard to Mr. Carter’s re-election as a director will have no effect as they will not be counted. Our board of directors currently intends to reduce its size from six to five members immediately upon the effectiveness of Mr. Carter’s resignation.
Each of the nominees for director is a current member of our board of directors. The principal occupation and certain other information about the nominees are set forth below. We are not aware of any family relationship among any of the nominees to become directors or any of the executive officers of the Company. Each of the nominees for election as director has stated that there is no arrangement or understanding of any kind between him and any other person relating to his election as a director, except that such nominees have agreed to serve as our directors if elected.
If you return a properly executed proxy card, or if you authorize your proxy by telephone or over the Internet, the individuals named as the proxies will vote your shares for the election of the nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board may reduce its size, designate a substitute nominee, or fill the vacancy through a majority vote of the remaining directors (including a majority of the remaining independent directors if the vacancy relates to an independent director position). If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.
Vote Required; Recommendation
The holders of a majority of the shares of common stock of the Company entitled to vote who are present in person (virtually) or by proxy at a meeting of stockholders duly called at which a quorum is present, may, without the necessity for concurrence by the board of directors, vote to elect a director. This means that a nominee for the board of directors needs to receive more votes for his election than withheld from or present but not voted in his or her election in order to be elected to the board of directors. Because of this requirement, “withheld” votes and broker non-votes will have the effect of a vote against each nominee for the board of directors. If an incumbent nominee for the board of directors fails to receive the required number of votes for re-election, then under Maryland law, he will continue to serve as a “holdover” director until his successor is duly elected and qualifies.
THE BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE “FOR ” EACH OF THE SIX NOMINEES FOR ELECTION AS DIRECTORS. IF MR. CARTER’S RESIGNATION FROM OUR BOARD OF DIRECTORS IS EFFECTIVE PRIOR TO THE DATE OF THE ANNUAL MEETING, ANY VOTES CAST WITH REGARD TO MR. CARTER’S ELECTION AS A DIRECTOR WILL HAVE NO EFFECT AND THEY WILL NOT BE COUNTED.

CERTAIN INFORMATION ABOUT OUR BOARD OF DIRECTORS AND MANAGEMENT
Board of Directors
In accordance with applicable law and our charter and bylaws, the business and affairs of the Company are managed under the direction of our board of directors.
Board Membership Criteria and Selection of Directors
The board of directors annually reviews the appropriate experience, skills and characteristics required of board members in the context of the then-current membership of the board. This assessment includes, in the context of the perceived needs of the board at that time, issues of knowledge, experience, judgment and skills such as an understanding of the real estate industry or brokerage industry or accounting or financial management expertise. Other considerations include the candidate’s independence from conflicts of interest with the Company and the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of effort in preparation for those meetings. It also is expected that independent directors nominated by the board of directors shall be individuals who possess a reputation and hold positions or affiliations befitting a director of a large publicly held company and are actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community. A majority of our directors must be independent, as defined in our charter. Moreover, as required by our charter, at least one of our independent directors must have at least three years of relevant real estate experience, and each director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets we acquire and manage.
The board of directors is responsible for selecting its own nominees and recommending them for election by the stockholders. Each of our nominees was recommended by our board of directors. Pursuant to our charter, however, the independent directors must nominate replacements for any vacancies among the independent director positions. All director nominees then stand for election by the stockholders annually.
In its nomination review process, our board of directors solicits candidate recommendations from its own members and management of the Company. We have not and do not currently employ or pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees, although we are not prohibited from doing so if we determine such action to be in the best interests of the Company. Our board of directors also will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered by our board of directors, recommendations made by stockholders must be submitted within the time frame required to request a proposal to be included in the proxy materials. See “Stockholder Proposals” below for more information on procedures to be followed by our stockholders in submitting such recommendations. In evaluating the persons recommended as potential directors, our board of directors will consider each candidate without regard to the source of the recommendation and take into account those factors that our board of directors determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of our board of directors) by satisfying the procedural requirements for such nomination as provided in Article II, Section 11 of our bylaws.
In considering possible candidates for election as a director, the board of directors is guided by the principle that each director should (i) be an individual of high character and integrity; (ii) be accomplished in his or her respective field, with superior credentials and recognition; (iii) have relevant expertise and experience upon which to base advice and guidance to management in the conduct of our real estate investment and management activities; (iv) have sufficient time available to devote to our affairs; and (v) represent the long-term interests of our stockholders as a whole. Our board of directors may also consider an assessment of its diversity, in its broadest sense, reflecting, but not limited to, age, geography, gender and ethnicity. While we do not have a formal diversity policy, we believe that the backgrounds and qualifications of our directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow our board of directors to fulfill its responsibilities.

Director Nominees
Our board of directors has nominated each of the following individuals for election as a director to serve until our 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualify. Messrs. Kuchin, Greene, Pratt and Rayevich are independent directors.
Upon the execution of the Purchase Agreement, Mr. Carter resigned as the Chairman of our board of directors. In connection with Mr. Carter’s resignation as Chairman of our board of directors, on July 28, 2020, our board of directors designated Mr. Kuchin, a current independent director of our board of directors and the chairman of our audit committee, to serve as the Chairman of our board of directors, effective immediately.

Name	Age	Positions
Jonathan Kuchin	69	Chairman of the Board (Independent)
Randall Greene	71	Director (Independent)
Roger Pratt	67	Director (Independent)
Ronald Rayevich	77	Director (Independent)
Michael A. Seton	48	Chief Executive Officer, President and Director
John E. Carter	60	Director
Jonathan Kuchin has been an independent director since 2014, the chairman of our audit committee since April 2014 and chairman of our board of directors since July, 2020. Mr. Kuchin, a certified public accountant, has more than 29 years of experience in public accounting, focusing on public companies and their financial and tax issues, including initial public offerings, public financings, mergers and acquisitions, compensation issues (i.e., options, warrants, phantom stock, restricted stock), and implementation and compliance with the Sarbanes-Oxley Act of 2002, or SOX. Mr. Kuchin served as an independent director of Carter Validus Mission Critical REIT, Inc. from March 2011 to October 2019. On June 30, 2010, Mr. Kuchin retired as a tax partner from PricewaterhouseCoopers, or PwC. At retirement, he was a real estate tax partner in the New York City office, where he focused on public and private REIT clients and on SEC reporting aspects of public REITs, including accounting for income taxes and uncertainty of income taxes, as well as compliance with SOX. He served in that capacity from June 2006 until his retirement date. From September 2004 to June 2006, Mr. Kuchin was a tax service partner for large corporations at PwC in the New York City office, where he focused on PwC audit clients and their issues relating to accounting for income taxes, compliance with SOX, deferred tax studies, first SEC filings and conversion to GAAP. Prior to June 2006, Mr. Kuchin served as the tax partner in charge of the PwC Seattle office and focused his practice on large public companies and the issues related to SEC filings, accounting for income taxes, SOX, and all other tax issues for public companies. In addition to his client responsibilities in Seattle, he managed the tax practice of 85 tax professionals including partners specializing in international tax, state and local tax, financial service tax and private companies. From October 1988 to July 1997, when he was admitted to the Coopers and Lybrand partnership, Mr. Kuchin held various positions with Coopers & Lybrand. Mr. Kuchin obtained a Bachelor of Science in business economics from the University of California, Santa Barbara in March of 1981. Mr. Kuchin was selected to serve as an independent director because of his significant real estate experience and his expansive knowledge in the public accounting and real estate industries.
Randall Greene has been our independent director and a member of our audit committee since April 2014. He has over 40 years of experience in real estate management, mortgage banking, construction and property development. Mr. Greene served as Vice President of Charter Mortgage Co. and as President of its subsidiary, St. John’s Management Company, from 1975 to 1977, where he managed more than 3,500 multifamily units and 300,000 square feet of commercial and retail space throughout Florida. He also was President and Chief Executive Officer of Coastland Corporation of Florida (formerly Nasdaq: CLFL), a community developer in Florida, from 1976 to 1986, in which he supervised the development of more than 2000 acres of residential and commercial properties, the construction of more than 500 homes and a number of commercial and retail developments. From 1986 to 1993, Mr. Greene was the President and a director of Beggins/Greene, Inc., which was the principal developer of Symphony Isles, a waterfront community in Apollo Beach, Florida. From 1992 to 1995, Mr. Greene was a consultant for Eastbrokers, A.B., in which he consulted on the acquisition of hotels and commercial properties throughout Eastern Europe. Mr. Greene has served as the Director and an Audit Committee Member for Carter Multifamily Growth & Income Fund since December 2017 and an Audit Committee Member for Carter Multifamily Growth & Income Fund II since March 2020. Also, Mr. Greene currently serves as the Managing Partner and a director for Greene Capital Partners, LLC, an investment and advisory firm, and has been in this position since 1999, as well as President and a Director of ITR Capital Management, LLC, an investment management firm, positions he has held since September 2009. Mr. Greene also served as the Chief Operating Officer of the Florida Department of Environmental Protection from September 2011 through March 2015. Mr. Greene also served as an independent director of Carter Validus Mission Critical REIT, Inc. from July 2010 to October 2019. Mr. Greene has also been an executive coach for more than 50 Tampa-area CEOs through Vistage Florida since November 2004, and currently coaches 20 CEOs. Mr. Greene was a member of the Florida Chapter of the Young Presidents’

Organization from 1980 to 1999 and served as Florida Chapter Chairman in 1995. He is a member of the World Presidents’ Organization, Tampa Young Presidents’ Organization Forum III, Association for Corporate Growth, Leadership Tampa Alumni, and the Financial Planning Association. Mr. Greene is also a Certified Financial Planner. He has been honored as an Outstanding Young Man of America, as an Alumnus of the Year by Phi Kappa Tau Fraternity and is a member of Florida Blue Key. Mr. Greene obtained a Bachelor of Science with distinction from Eckerd College in St. Petersburg, Florida in 1986 and a Master of Business Administration from The Wharton School, University of Pennsylvania in Philadelphia, Pennsylvania in 1988. Mr. Greene was selected to serve as a director due to his knowledge of the real estate and mortgage banking industries and his previous service as the President and Chief Executive Officer of a public company that was a community developer. Mr. Greene’s experience assists the company in managing and operating as a public company in the real estate industry.
Roger Pratt has been our independent director and member of our audit committee since July 2018. Mr. Pratt currently serves as Senior Advisor to the Elite International Investment Fund. Mr. Pratt was the Managing Director for Prudential Real Estate Investors (PREI) from 1995 until his retirement in 2014. In this capacity he served as a senior leader at PREI, which over the course of his 32-year career with PREI became a global real estate manager with over $50 billion in gross assets under management. Mr. Pratt served as a member of PREI’s U.S., Latin American and Global Investment and Management Committees. Mr. Pratt directed open-end, closed-end, and single client account funds, and played a leading role in raising capital from more than 100 institutional investors including public, corporate and union funds as well as foundations and endowments. As the Co-Chief Risk & Investment Officer at PREI from 2012 to 2014, Mr. Pratt developed a strategic plan for PREI’s global proprietary capital portfolio, initiated a global portfolio review process, revamped and standardized the firm’s investment committee cases, created a Global Investment Committee, and instituted a “scorecard” for new products and funds. As a US Senior Portfolio Manager at PREI from 1995 to 2011, he directed open-end, closed-end and single client funds with gross assets over $13 billion during his tenure. From 1992 to 1995, he was the Portfolio Manager, and from 1995 to 2011 the Senior Portfolio Manager, of Prudential’s enhanced core equity real estate portfolio, PRISA II. On behalf of PRISA II, he served on the board of trustees of Starwood Hotels and Resorts Worldwide, Inc. from 1997 to 1999 (formerly NYSE: HOT). In 2003, Mr. Pratt developed and launched PRISA III, serving as its Senior Portfolio Manager until 2010. He also directed PREI’s US Single Client accounts from 1997 to 2011, and its Senior Housing platform from 2003 to 2010. Mr. Pratt began his career with the Prudential Realty Group (PRG) in 1982 as an asset manager and later served as the head of PRG’s New Jersey regional office and co-head of PRG’s national development portfolio. Mr. Pratt earned a Master of Regional Planning in 1976 from the University of North Carolina and a Master of Business Administration in 1982 as a Dean’s Scholar from the University of North Carolina. He received his B.A. as a Phi Beta Kappa graduate of the College of William and Mary in Williamsburg, Virginia in 1974. From 1976 to 1980, he served as a Community Development Planner for the State of North Carolina. Mr. Pratt serves on the Wood Center Real Estate Studies Advisory Board at the University of North Carolina, the Foundation Board of the Mason School of Business at the College of William and Mary, the Board of Directors of the Schumann Fund for New Jersey, and the Board of Directors of The George Washington University Museum and The Textile Museum in Washington, D.C. Mr. Pratt was selected to serve as an independent director because of his significant real estate and capital markets experience.
Ronald Rayevich has been our independent director and a member of our audit committee since April 2014. He has been active in residential and commercial real estate and investment management since 1965. In 1995, following an early retirement, Mr. Rayevich formed Raymar Associates, Inc. and since that time has been active as a commercial real estate consultant. Recent clients include Carlyle Realty, L.P., a Washington, DC based real estate investment arm of the Carlyle Group (1996 to 2011) and Advance Realty, a New Jersey based real estate investment and development company (1995 through 2012 and 2015 to 2019), where he served as a member of its Advisory Board. Mr. Rayevich also served as an independent director of Carter Validus Mission Critical REIT, Inc. from July 2010 to October 2019. Mr. Rayevich spent most of his career with Prudential Insurance Company (now Prudential Financial) (1965 to 1979 and from 1985 to the end of 1994), last serving as President and COO of The Prudential Realty Group with responsibility for the management of the insurance company’s then $6.5 billion commercial real estate portfolio. From 1982 to 1985, Mr. Rayevich was Managing Director, Investment Banking, with Prudential-Bache Securities (now Wells Fargo Advisors). From 1979 to 1982, he served as Vice President for Investments at Columbia University with management responsibility for the university’s entire endowment. Mr. Rayevich holds a Bachelor of Arts in history from The Citadel (1964) and a Master of Business Administration with a specialization in Finance from Florida State University (1971). In 1997 he served as National President (now-Chairman) of NAIOP, the Commercial Real Estate Development Association. As a Director Emeritus of this 19,000-member commercial real estate association, he was the founder of its National Forums program and founding Chairman and Governor of the NAIOP Research Foundation, where he continues to be active as Chair of its Audit and Investment Committees. Since 1991 he has been a Full Member of the Urban Land Institute. He has served for 12 years (2003 to 2015) as a member of The Citadel Trust, which manages a $90 million portion of The Citadel’s endowment and was elected its Chairman for the maximum term of six years. Mr. Rayevich was selected to serve as an independent director due to his significant experience in the real estate and financial services industries and he brings valuable knowledge and insight into the real estate investment process.

Michael A. Seton has served as our director since July 2018, Chief Executive Officer since April 2018 and as our President since March 2015. He also previously served as the Chief Executive Officer of Carter Validus Mission Critical REIT, Inc. from April 2018 until its sale in October 2019 and as the President of Carter Validus Mission Critical REIT, Inc. from March 2015 until its sale in October 2019. Mr. Seton also served as a member of the Investment Committee of Carter/Validus Advisors, LLC from November 2010 until its sale in October 2019. He also serves as Chief Executive Officer of Carter Validus Advisors II, LLC, served as Co-Chief Executive Officer from August 2015 to April 2018, and has served as the President and a member of the Investment Committee of Carter Validus Advisors II, LLC since January 2013. Mr. Seton co-founded and serves as the Chief Executive Officer of our sponsor, Carter Validus REIT Management Company II, LLC, and served as Co-Chief Executive Officer from July 2015 to April 2018 and as President since January 2013. Mr. Seton served as the Chief Executive Officer of Carter/Validus Advisors, LLC from April 2018 until its sale in October 2019, served as the Co-Chief Executive Officer from August 2015 to April 2018, as the Chief Investment Officer from July 2011 to April 2012, and has served as the President of Carter/Validus Advisors, LLC from December 2009 until its sale in October 2019. He co-founded and served as Chief Executive Officer of Carter/Validus REIT Investment Management Company, LLC until its sale in October 2019, served as Co-Chief Executive Officer from July 2015 to April 2018 and served as President of Carter/Validus REIT Investment Management Company, LLC from December 2009 until its sale in October 2019. Mr. Seton has served as the Chief Executive Officer of CV REIT Management Company, LLC since March 2018 and served as Co-Chief Executive Officer from October 2015 to April 2018. Mr. Seton previously served as Chief Executive Officer of CV Data Center Growth & Income Fund Manager, LLC from May 2018, its inception, until the sale of its management business in December 2019. He also served on the Investment Committee of CV Data Center Growth & Income REIT Advisors, LLC from May 2018 until December 2019. Mr. Seton has 25 years of real estate investment and finance experience. From December 1996 until June 2009, Mr. Seton worked for Eurohypo AG (including its predecessor organizations) in New York, New York. At Eurohypo AG, Mr. Seton was a Managing Director and Division Head in the Originations Group, leading a team of professionals in the origination, structuring, documentation, closing and syndication of real estate financings for private developers, traded and non-traded public real estate investment trusts, and real estate operating companies. Real estate finance transactions in which Mr. Seton was involved included both on and off-balance sheet executions, including senior debt and mezzanine financings. Mr. Seton has been directly involved in over $35 billion in acquisitions and financings during his real estate career. Mr. Seton obtained a Bachelor of Science in economics from Vanderbilt University in Nashville, Tennessee in 1994.
John E. Carter has served as our director since April 2014 and the chairman of our board of directors from January 2013 through July 28, 2020. Mr. Carter served as our Chief Executive Officer from January 2013 to April 2018. Mr. Carter founded and served as the chairman of the board of directors of Carter Validus Mission Critical REIT, Inc. from December 2009 to October 2019 and Chief Executive Officer of Carter Validus Mission Critical REIT, Inc. from December 2009 to April 2018. Mr. Carter also served as our President from January 2013 to March 2015 and served as President of Carter Validus Mission Critical REIT, Inc. from December 2009 to March 2015. He also serves as Executive Chairman of Carter Validus Advisors II, LLC. He has served as Chief Executive Officer from January 2013 to July 2015 and Co-Chief Executive Officer of Carter Validus Advisors II, LLC from August 2015 to April 2018, and is a member of the Investment Committee of Carter Validus Advisors II, LLC and Chief Executive Officer of Carter Validus Real Estate Management Services II, LLC since January 2013. Mr. Carter serves as Executive Chairman of our sponsor, Carter Validus REIT Management Company II, LLC. He has served as Chief Executive Officer from January 2013 to July 2015 and as Co-Chief Executive Officer of Carter Validus REIT Management Company II, LLC, from July 2015 to April 2018. Mr. Carter founded and served as Executive Chairman of Carter/Validus Advisors, LLC until October 2019 and has served as Chief Executive Officer from December 2009 to August 2015 and Co-Chief Executive Officer from August 2015 to April 2018, a member of the Investment Management Committee of Carter/Validus Advisors, LLC and Chief Executive Officer of Carter Validus Real Estate Management Services, LLC from December 2009 to October 2019. Mr. Carter founded and served as Executive Chairman of Carter/Validus REIT Investment Management Company, LLC until October 2019 and has served as Chief Executive Officer from December 2009 to July 2015 and Co-Chief Executive Officer of Carter/Validus REIT Investment Management Company from July 2015 to April 2018. Mr. Carter served as Executive Chairman of CV REIT Management Company, LLC until October 2019 and served as Co-Chief Executive Officer from October 2015 to April 2018. Mr. Carter also served on the Board of Managers for Validus/Strategic Capital Partners, LLC (now Strategic Capital Management Holdings, LLC) from November 2010 to August 2014. Mr. Carter founded and serves as Chairman of the board of directors of Carter Multifamily Growth & Income Fund, LLC. He also serves as Executive Chairman and as a member of the investment committee of the advisor, Carter Multifamily Growth & Income Advisors, LLC, and as Executive Chairman of the sponsor, Carter Multifamily Fund Management Company, LLC. In March 2019, Mr. Carter founded and serves as Executive Chairman and member of the Investment Committee at Carter Exchange Fund Management, LLC. He also serves as Executive Chairman of CX Reagan Crossing Manager, LLC. Mr. Carter also serves as Executive Chairman of Carter Funds and Allegiant Management, which was formed in November 2019 to provide property management services to the Carter Fund Properties. Mr. Carter also serves as Chairman of the board of directors of Carter Multifamily Growth & Income Fund II, LLC. He also serves as Executive Chairman and as a member of the investment committee of the advisor of Carter Multifamily Growth & Income Fund II, LLC. Mr. Carter has more than 38 years of real estate experience in all aspects of leasing, asset management, acquisitions, finance, investment and corporate advisory services.

Mr. Carter served as Vice Chairman and a principal of Carter & Associates, L.L.C., or Carter & Associates, one of the principals of our sponsor, from January 2000 to June 2016. Mr. Carter has served in such capacities since he merged his company, Newport Partners, LLC, or Newport Partners, to Carter & Associates in January 2000. Mr. Carter founded Newport Partners in November 1989 and grew the company into a full-service real estate firm with approximately 63 associates throughout Florida. Prior to November 1989, Mr. Carter worked for two years at Trammel Crow Company. In the early 1980s, he spent five years at Citicorp where he focused primarily on tax shelter, Industrial Revenue Bonds (IRBs) and other real estate financing transactions. He also was a founding board member of GulfShore Bank (currently Seacoast Bank), a community bank located in Tampa, Florida, serving on the Board from August 2007 until the Bank was sold in April 2017. Mr. Carter is a licensed real estate broker, a member of the IPA Board and Executive Committee, a member of IPA’s PAC Board and is a member of NAREIT’s Public Non-Listed REIT Council Executive Committee. Mr. Carter obtained a Bachelor of Science in economics with a minor in mathematics from St. Lawrence University in Canton, New York in 1982 and a Master of Business Administration from Harvard University in Cambridge, Massachusetts in 1989. Mr. Carter was selected to serve as a director because he has significant real estate experience in various areas. He has expansive knowledge of the real estate industry and has relationships with chief executives and other senior management at numerous real estate companies. Mr. Carter brings a unique and valuable perspective to our board of directors.
Attendance at Board Meetings and the Annual Stockholder Meeting
The board of directors held 13 meetings during the fiscal year ended December 31, 2019. Each of our incumbent directors attended at least 85% of the aggregate total number of meetings of our board of directors held during the period for which he served as a director and of the aggregate total number of meetings held by all committees of our board of directors on which he served during the periods in which he served.
Although we do not have a formal policy regarding attendance by members of our board of directors at our Annual Meeting, we encourage all of our directors to attend. Four of our directors attended the 2019 Annual Meeting of Stockholders.
Director Independence
As required by our charter, a majority of the members of our board of directors must qualify as “independent directors” as affirmatively determined by the board of directors. Our board of directors consults with our legal counsel and counsel to the independent directors, as applicable, to ensure that our board of directors’ determinations are consistent with our charter and applicable securities and other laws and regulations regarding the definition of “independent director.”
Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and the Company, our senior management and our independent registered public accounting firm, the board has determined that Messrs. Kuchin, Greene, Rayevich and Pratt, who comprise a majority of our board, qualify as independent directors. A copy of our independent director definition, which is contained in our charter and complies with the requirements of the North American Securities Administrators Association’s Statement of Policy Regarding Real Estate Investment Trusts, or the NASAA REIT Guidelines, was attached as an appendix to the proxy statement for our 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 27, 2018. Although our shares are not listed for trading on any national securities exchange, our independent directors also meet the current independence and qualifications requirements of the New York Stock Exchange.
Committees of our Board of Directors
Audit Committee
The board of directors maintains one standing committee, the audit committee, to assist in fulfilling its responsibilities. The audit committee is composed of Messrs. Kuchin, Greene, Pratt and Rayevich, all four of whom are independent directors. The audit committee reports regularly to the full board and annually evaluates its performance. The audit committee meets periodically during the year, usually in conjunction with regular meetings of the board. The audit committee, by approval of at least a majority of the members, selects the independent registered public accounting firm to audit our annual financial statements, reviews with the independent registered public accounting firm the plans and results of the audit engagement, approves the audit and non-audit services provided by the independent registered public accounting firm, reviews the independence of the independent registered public accounting firm, considers the range of audit and non-audit fees and reviews the adequacy of our internal accounting controls. Our board of directors has adopted a charter for the audit committee that sets forth its specific functions and responsibilities. The audit committee charter can be located on our website at www.cvmissioncriticalreit2.com by clicking on "Investors," "About Us," "Governance Documents," and then on "Audit Committee Charter."
Although our shares are not listed for trading on any national securities exchange, all four members of the audit committee meet the current independence and qualifications requirements of the New York Stock Exchange, as well as our charter and applicable rules and regulations of the SEC. While all four members of the audit committee have significant financial and/or accounting experience, the board of directors has determined that Mr. Kuchin satisfies the SEC’s requirements for an “audit committee financial expert” and has designated Mr. Kuchin as our audit committee financial expert. The audit committee met five times during 2019.
Compensation Committee
For the fiscal year ended December 31, 2019, our board of directors believed that it was appropriate for our board not to have a standing compensation committee based upon the fact that our executive officers, including our principal financial officer, and non-independent directors did not receive compensation directly from us for services rendered to us during the fiscal year ended December 31, 2019. Upon the closing of the Internalization Transaction, we expect to establish a compensation committee with the primary functions of setting compensation programs that apply generally to our employees; reviewing compensation with respect to directors; reviewing and making recommendations to our board of directors regarding the compensation structure for all current named executive officers and other key employees, including salaries, cash incentive awards and participation in equity incentive plans; and reviewing goals and objectives relevant to named executive officers' compensation and evaluating their performance.
Nominating Board of Directors - Functions
We believe that our board of directors is qualified to perform the functions typically delegated to a nominating committee, and that the formation of a separate committee is not necessary at this time. Therefore, all members of our board of directors develop the criteria necessary for prospective members of our board of directors and participate in the consideration of director nominees. The primary functions of the members of our board of directors relating to the consideration of director nominees are to conduct searches and interviews for prospective director candidates, if necessary, review background information for all candidates for the board of directors, including those recommended by stockholders, and formally propose the slate of director nominees for election by the stockholders at the Annual Meeting.
Upon the closing of the Internalization Transaction, we expect to establish a nominating and corporate governance committee that will identify individuals qualified to become directors and provide recommendations as to director nominees and appointments to our board of directors, review the composition, organization, function and performance of our board of directors and its committees and exercise general oversight over our corporate governance policy matters.
Special Committee
In addition, in connection with the proposed Internalization Transaction, our board of directors formed a special committee comprised of Messrs. Kuchin, Greene, Pratt and Rayevich to, among other things, review, evaluate, negotiate and approve the Internalization Transaction. Mr. Kuchin serves as the chairperson of the special committee.
Communication with Directors
We have established procedures for stockholders or other interested parties to communicate directly with our board of directors. Such parties can contact the board of directors by mail at: Chairman of Board of Carter Validus Mission Critical REIT II, Inc. c/o Corporate Secretary, 4890 W. Kennedy Blvd., Suite 650, Tampa, Florida 33609.
The chairman of our board of directors will receive all communications made by these means, and will distribute such communications to such member or members of our board of directors as he deems appropriate, depending on the facts and circumstances outlined in the communication received. For example, if any questions regarding accounting, internal controls and auditing matters are received, they will be forwarded to members of the audit committee for review.
Board Leadership Structure
The board of directors believes that independent oversight of management is an important component of an effective board of directors. Our board of directors currently operates under a leadership structure with separate roles for our chairman of the board of directors and our Chief Executive Officer. Our Board believes it is important to select the chairman of our board of directors and our Chief Executive Officer in the manner it considers to be in our best interests and in the best interests of our stockholders at any given point in time. The members of our board of directors possess considerable business experience and in-depth knowledge of the issues we face, and are therefore in the best position to evaluate our needs and how best to organize our leadership structure to meet those needs. The Chairman and the Chief Executive Officer positions may be filled by one individual or by two different individuals.
Our board of directors currently operates under a leadership structure with separate roles for our chairman of the board of directors and our Chief Executive Officer. Mr. Kuchin, an independent director of our board of directors, was elected by our board of directors as chairman of the board of directors effective July 28, 2020. As chairman of our board of directors, Mr. Kuchin will preside over meetings of our board of directors, and Mr. Seton, as our Chief Executive Officer, is responsible for the general management of our business, financial affairs, day-to-day operations and presides over the annual meeting of stockholders.
The board of directors also believes, for the reasons set forth below, that our existing corporate governance practices achieve independent oversight and management accountability, which is the goal that many companies seek to achieve by separating the roles of chairman of the board and chief executive officer. Our governance practices provide for strong independent leadership, independent discussion among directors and for independent evaluation of, and communication with, our executive officers and officers and key personnel of our advisor. Some of the relevant processes and other corporate governance practices include:

•
A majority of our directors, including the chairman of our board of directors, are independent directors. Each director is an equal participant in decisions made by the full board of directors. In addition, all matters that relate to our sponsor, our advisor or any of their affiliates must be approved by a majority of the independent directors. The audit committee is comprised entirely of independent directors.

•	Each of our directors is elected annually by our stockholders.

•
Our advisor has a one-year contract, with an annual review by, and renewal subject to the approval, of our board of directors, including a majority of the independent directors. The fees paid to our advisor must be deemed reasonable, as determined by our independent directors, on an annual basis. On July 28, 2020, we entered into the Purchase Agreement, which is intended to provide for the internalization of our external management functions, including the services provided to us and our operating partnership by our advisor. The Internalization Transaction is currently expected to close on September 30, 2020, subject to the satisfaction or waiver of certain conditions in the Purchase Agreement.

The Board’s Role in Risk Oversight
The board of directors oversees our stockholders’ interest in the long-term health and the overall success of the Company and its financial strength.
The board of directors is actively involved in overseeing risk management for the Company. It does so, in part, through its oversight of our property acquisitions and assumptions of debt, as well as its oversight of the Company’s executive officers and our advisor. In particular, the board of directors may determine at any time to terminate our advisor, and must evaluate the performance of our advisor, and re-authorize the advisory agreement, on an annual basis.
In addition, the audit committee is responsible for assisting the board of directors in overseeing the Company’s management of risks related to financial reporting. The audit committee has general responsibility for overseeing the accounting and financial processes of the Company, including oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the adequacy of the Company’s internal control over financial reporting. The audit committee reviews any potential material issues that are raised related to the Company’s financial statements or accounting policies. Additionally, in connection with the annual audit of the Company’s financial statements, the audit committee conducts a detailed review with the Company’s independent auditors of the accounting policies used by the Company and its financial statement presentation.
Code of Business Conduct and Ethics
Our board of directors has adopted a Code of Business Conduct and Ethics that is applicable to all members of our board of directors, our officers and employees, and the employees of our advisor. The policy may be located on our website at www.cvmissioncriticalreit2.com by clicking on “Investors,” “About Us,” “Governance Documents,” and then on “Code of Conduct.” If, in the future, we amend, modify or waive a provision in the Code of Business Conduct and Ethics, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website as necessary.

Compensation of Directors
Directors who are also officers or employees of our advisor or their affiliates (Messrs. Seton and Carter) do not receive any special or additional remuneration for service on the board of directors or any of its committees. From January 1, 2019 through November 7, 2019, each non-employee director received compensation for service on the board of directors and any of its committees as provided below:

•	an annual retainer of $40,000;

•	an additional annual retainer of $10,000 to the chairman of the audit committee;

•	$2,000 for each quarterly in-person board meeting;

•	$2,000 for each committee meeting attended in person ($2,500 for attendance by the chairperson of the audit committee at each meeting of the audit committee);

•
$5,000 per month for each of the special committee board members beginning December 1, 2019, and ending on the earlier of (i) the consummation of a transaction and (ii) dissolution of the special committee;

•	$500 per board or committee meeting attended by telephone conference; and

•
in the event that there is a meeting of the board of directors and one or more committees on a single day, the fees paid to each director will be limited to $2,500 per day ($3,000 per day for the chairman of the audit committee, if there is a meeting of that committee).

All directors received reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors.
In connection with the proposed Internalization Transaction, our board of directors formed a special committee comprised of Messrs. Kuchin, Green, Pratt and Rayevich to, among other things, review, evaluate, negotiate and approve the Internalization Transaction. Mr. Kuchin serves as the chairperson of the special committee. Each member of the special committee is paid a monthly fee of $5,000, starting December 1, 2019, and ending on the earlier of (i) the consummation of the Internalization Transaction and (ii) dissolution of the special committee, for service on the special committee and shall be reimbursed for all out-of-pocket expenses in connection with the performance of his duties.
Further, as of December 31, 2019, we had authorized and reserved 300,000 shares of our Class A common stock for issuance under the Carter Validus Mission Critical REIT II, Inc. 2014 Restricted Share Plan, or the Incentive Plan, and we granted 3,000 shares of Class A common stock to each of our independent directors at the time we satisfied the minimum offering requirement in our offering in connection with each director's initial election or appointment to the board of directors. The Incentive Plan provided for annual grants of 3,000 shares of Class A common stock to each of our independent directors in connection with such independent director’s subsequent re-election to our board of directors, provided, such independent director is an independent director of our company during such annual period. Restricted stock issued to our independent directors will vest over a four-year period following the first anniversary of the date of grant in increments of 25% per annum. Please see below under "Amended and Restated Incentive Plan" for information on the A&R Incentive Plan, as defined below, and "Independent Director Compensation" for the cash compensation that the independent directors are entitled to receive commencing on November 7, 2019.
Amended and Restated Incentive Plan
On March 6, 2020, our board of directors approved the Amended and Restated 2014 Restricted Share Plan, or the A&R Incentive Plan, pursuant to which we have the authority and power to grant awards of restricted shares of our Class A common stock to our directors, officers and employees (if we ever have employees), employees of our advisor and its affiliates, employees of entities that provide services to us, directors of our advisor or of entities that provide services to us, certain of our consultants and certain consultants to our advisor and its affiliates or to entities that provide services to us. Our board of directors has authorized a total of 5,000,000 shares of Class A common stock for issuance under the A&R Incentive Plan on a fully diluted basis at any time.
On March 6, 2020, our board of directors determined to revise the amounts of restricted Class A common stock the independent directors are entitled to receive each year as provided below.
On March 10, 2020, we granted each independent director 2,415 shares of restricted Class A common stock, with a per share price of $8.65, and beginning July 1, 2020 and each July 1 thereafter, we will grant each independent director $60,000 in restricted shares of Class A common stock at the most recently determined estimated net asset value per share. Restricted stock issued to our independent directors will vest over a three-year period following the first anniversary of the date of grant in increments of 33.34% per annum.

In connection with the pending Internalization Transaction, in consultation with FPL Associates L.P., or FPL, a compensation consultant engaged in connection with the Internalization Transaction, our special committee determined to recommend to our board of directors, the following amounts of restricted Class A common stock the independent directors are entitled to receive each year as follows, which are expected to be approved by our board of directors and effective as of the closing of the Internalization Transaction:

•
We will annually grant each independent director $70,000 in restricted shares of Class A common stock at the most recently determined estimated net asset value per share. Restricted stock issued to our independent directors will vest over a one-year period.

Revised Independent Director Compensation
On March 6, 2020, our board of directors approved the following annual compensation amounts for our independent directors, effective as of November 7, 2019: (i) a cash retainer of $90,000 per year (the chairperson of the audit committee will receive an additional $15,000 per year) plus (ii) $2,500 for each regularly scheduled quarterly audit committee and board of directors meeting the director attends in person.
On March 19, 2020, due to the current coronavirus (COVID-19) pandemic, our board of directors revised the meeting fees to be paid to each independent director to include regularly scheduled quarterly meetings that are required to be held telephonically. Therefore, each independent director will receive $2,500 for each regularly scheduled quarterly audit committee and board of directors meeting the director attends (whether the meeting is in person or telephonic).
In connection with the pending Internalization Transaction, in consultation with FPL, our special committee determined to recommend to our board of directors that it approve the following annual compensation amounts for our independent directors, effective as of the closing of the Internalization Transaction, which are expected to be approved by our board of directors and effective as of the closing of the Internalization Transaction:

•	Each of our independent directors will receive an annual base retainer of $90,000;

•	The chairman of the audit committee will receive an additional annual cash amount of $15,000;

•	The chairman of our board of directors will receive an additional annual cash amount of $50,000;

•	The chairman of the compensation committee, which is not yet formed, will receive an additional annual cash amount of $10,000; and

•	The chairman of the nominating and corporate governance committee, which is not yet formed, will receive an additional annual cash amount of $10,000.
Further, we expect that our board of directors will approve the following meeting fees, to be effective as of the closing of the Internalization Transaction:

•	Each of the members of the audit committee will receive $2,500 for each regularly scheduled audit committee meeting (whether in-person or telephonic);

•	Each of the members of the nominating and corporate governance committee, which is not yet formed, will receive $1,500 for each regularly scheduled meeting (whether in person or telephonic); and

•	Each of the members of the compensation committee, which is not yet formed, will receive $1,500 for each regularly scheduled meeting (whether in person or telephonic).
Director Resignation
On April 24, 2020, Robert M. Winslow resigned from our board of directors, effective immediately. Mr. Winslow’s resignation was not a result of any disagreement with our board of directors on any matter relating to our operations, policies or practices. As a result of Mr. Winslow’s resignation, our board of directors reduced its size so that it now has six members, four of whom are independent directors.
On July 28, 2020, Mr. Carter agreed, pursuant to the Purchase Agreement and as a closing condition therein, to resign as a director of our board of directors, effective at and upon the closing of the Internalization Transaction, which is currently expected to be September 30, 2020, subject to satisfaction or waiver of certain conditions in the Purchase Agreement. Our board of directors currently intends to reduce its size from six to five members immediately upon the effectiveness of Mr. Carter’s resignation.
In addition, on July 28, 2020, pursuant to the Purchase Agreement, Mr. Carter resigned as the Chairman of our board of directors, effective immediately. On July 28, 2020, our board of directors designated Mr. Kuchin as Chairman of our board of directors, effective immediately.

Director Compensation Table
The following table sets forth certain information with respect to our director compensation during the year ended December 31, 2019:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensations Earnings	All Other Compensation		Total
Jonathan Kuchin (1)	$82,222	$27,750	$—	$—	$—	$20,648	(3)	$130,620
Randall Greene (1)	$70,028	$27,750	$—	$—	$—	$13,181	(4)	$110,959
Roger Pratt (1)	$100,028	$27,750	$—	$—	$—	$5,155	(5)	$132,933
Ronald Rayevich (1)	$100,028	$27,750	$—	$—	$—	$11,923	(6)	$139,701
Michael A. Seton	$—	$—	$—	$—	$—	$—		$—
John E. Carter	$—	$—	$—	$—	$—	$—		$—
Robert M. Winslow (2)	$—	$—	$—	$—	$—	$—		$—

(1)
On September 25, 2019, the independent director was awarded 3,000 restricted shares of Class A common stock in connection with his re-election to the board of directors. The grant date fair value of the stock was $9.25 per share for an aggregate amount of $27,750. As of December 31, 2019, all of the 3,000 shares of Class A common stock remain unvested.

(2)
Robert M. Winslow resigned from the board of directors effective April 24, 2020. Mr. Winslow's resignation was not a result of any disagreement with the board of directors or us relating to our operations, policies or practices. Mr. Winslow was not an independent director.

(3)
Of this amount, $13,689 reflects the dollar value of distributions paid in connection with the stock awards granted to our independent directors and $6,959 represents reimbursement of travel and other expenses incurred by directors to attend various director meetings.

(4)	Of this amount, $13,181 reflects the dollar value of distributions paid in connection with the stock awards granted to our independent directors.

(5)
Of this amount, $2,430 reflects the dollar value of distributions paid in connection with the stock awards granted to our independent directors and $2,725 represents reimbursement of travel and other expenses incurred by directors to attend various director meetings.

(6)
Of this amount, $11,239 reflects the dollar value of distributions paid in connection with the stock awards granted to our independent directors and $684 represents reimbursement of travel and other expenses incurred by directors to attend various director meetings.

Compensation Committee Interlocks and Insider Participation
As noted above, for the fiscal year ended December 31, 2019, we did not have a standing compensation committee and did not separately compensate our executive officers. Therefore, none of our executive officers participated in any deliberations regarding executive compensation. There are no interlocks or insider participation as to compensation decisions required to be disclosed pursuant to SEC regulations.
During the fiscal year ended December 31, 2019, Robert M. Winslow, John E. Carter, Michael A. Seton and Kay C. Neely also served as officers, directors and/or key personnel of our advisor, our property manager, and/or other affiliated entities. As such, they did not receive any separate compensation from us for services as our directors and/or executive officers. For information regarding transactions with such related parties, see the section entitled “Transactions with Related Persons, Promoters and Certain Control Persons.”

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires each director, officer and individual beneficially owning more than 10% of a registered security of the Company to file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of common stock of the Company. Based solely on a review of the copies of such forms furnished to us during and with respect to the fiscal year ended December 31, 2019, or written representations that no additional forms were required, to the best of our knowledge, all of the filings by the Company’s directors and executive officers were made on a timely basis, except that a Form 4 was inadvertently filed late by Ms. Neely and each of Messrs. Seton, Kuchin, Carter, Greene, Rayevich and Winslow.
Executive Officers of the Company
The following individuals currently serve as our executive officers:
For biographical information regarding Michael A. Seton, see “Certain Information About Management-Board of Directors-Director Nominees”.
Kay C. Neely has served as Chief Financial Officer and Treasurer of Carter Validus Mission Critical REIT II, Inc. and Carter Validus Advisors II, LLC since September 2018, as Secretary of Carter Validus Mission Critical REIT II, Inc. and Carter Validus Advisors II, LLC since June 2019 and as a member of the Investment Committee of Carter Validus Advisors II, LLC since April 2020. Ms. Neely has also served as Chief Financial Officer, Treasurer and Secretary of Carter Validus Mission Critical REIT, Inc. and Chief Financial Officer and Secretary of Carter/Validus Advisors, LLC from June 2019 until its sale in October 2019. Ms. Neely has also served as the Chief Financial Officer, Treasurer and Secretary of Carter Validus REIT Management Company II, LLC since June 2019 and Carter/Validus REIT Investment Management Company, LLC from June 2019 until its sale in October 2019. In addition, Ms. Neely has served as the Executive Vice President of Finance and Accounting of CV Data Center Growth & Income REIT Advisors, LLC from November 2018 to December 2019, and has served as President of CV Data Center Growth & Income Fund Manager, LLC and Chief Executive Officer of CV Data Center Real Estate Management Services, LLC from June 2019 to December 2019. Ms. Neely served as the Senior Vice President of Accounting of Carter Validus Advisors II, LLC from January 2016 through September 2018, and as the Senior Vice President of Accounting of Carter/Validus Advisors, LLC from January 2016 through June 2019, where she was responsible for the oversight of the accounting and financial reporting functions, as well as managing all accounting department personnel. Ms. Neely brings approximately 19 years of real estate accounting and operations experience. Ms. Neely began her career with KPMG LLP in 1999 as a staff accountant in the audit practice and became a manager in June 2003, serving in such capacity until June 2005. From June 2005 to January 2008, Ms. Neely was an audit senior manager with KPMG LLP, where she planned, organized, staffed and administered audit engagements for public and private entities primarily in the real estate sector, including real estate investment trusts and investment funds. From March 2010 to January 2016, Ms. Neely was Associate Director of Audit Resource Management at KPMG LLP, where she managed the daily operations and financial planning for audit practices in 10 offices located in the Southeast and Puerto Rico, which consisted of over 400 audit partners, managers and staff. Ms. Neely graduated in the top 10% of her class at Emory University, Goizueta Business School in Atlanta, Georgia in 1998 with a Bachelor of Science in business administration with concentrations in accounting and finance. She holds a current Certified Public Accountant license in the state of Georgia.
Key Personnel of our Advisor
Our advisor is Carter Validus Advisors II, LLC. Our officers and one other director also are officers, key personnel and/or members of our advisor. Our advisor has contractual responsibility to us and our stockholders pursuant to the advisory agreement. On July 28, 2020, we entered into the Purchase Agreement, which is intended to provide for the internalization of our external management functions. The Internalization Transaction is currently expected to close on September 30, 2020, subject to the satisfaction or waiver of certain conditions in the Purchase Agreement.

The following individuals are key personnel of our advisor:
For biographical information regarding Michael A. Seton, see “Certain Information About Management - Board of Directors - Director Nominees”, and for more information regarding Kay C. Neely, see “ - Executive Officers of the Company” above.
Jamie Yoakum has served as Chief Accounting Officer of Carter Validus Advisors II, LLC since September 2018 and as a member of the Investment Committee of Carter Validus Advisors II, LLC since April 2020. Prior to being appointed Chief Accounting Officer of Carter Validus Advisors II, LLC, Mr. Yoakum served as Senior Vice President of Accounting of Carter Validus Advisors II, LLC from August 2015 to September 2018, where he was responsible for the oversight of the accounting and financial reporting functions, as well as managing all accounting department personnel. Mr. Yoakum also has served as Senior Vice President of Accounting of Carter/Validus Advisors, LLC from August 2015 until its sale in October 2019, and, from September 2011 to August 2015, served as Vice President Corporate Controller of Carter/Validus Advisors, LLC. In addition, Mr. Yoakum has served as Chief Financial Officer of CV Data Center Growth & Income Fund Manager, LLC and CV Data Center Growth & Income REIT, LLC, from April 2018 to December 2019. Mr. Yoakum has more than 20 years of real estate accounting experience. From October 2007 through June 2011, Mr. Yoakum was the Controller and Chief Financial Officer for RMC Property Group where he was responsible for overseeing the Company’s accounting and financial operations. Mr. Yoakum served as Vice President of Finance/Administration and Controller with Euro American Advisors, Inc., or Euro American, at its US headquarters in Tampa. In these roles, Mr. Yoakum had overall responsibility of all accounting functions, financial analysis and fiscal reporting of Euro American and its real estate investments. Mr. Yoakum worked at Euro American from April 2006 through September 2007. From February 2005 through April 2006, he worked for Fifth Third Bank where he underwrote corporate lines of credit and mortgages for diverse real estate properties. From May 2001 through February 2005, he worked at CASTO as Assistant Corporate Controller/Financial Analyst where he was responsible for corporate financial reporting. Mr. Yoakum's career commenced with the international accounting firm of Deloitte & Touche (now Deloitte) as a staff accountant in the Real Estate Tax Department from January 1999 through May 2001. While at Deloitte, Mr. Yoakum's primary clients were public and privately-held real estate companies. Mr. Yoakum graduated summa cum laude from Franklin University in Columbus, Ohio, in 1999 and 2000 with Bachelor's degrees in Finance and Accounting, respectively, and holds a current Certified Public Accountant license in the state of Ohio.
Jon Sajeski has served as Chief Investment Officer, Healthcare of Carter Validus Advisors II, LLC since June 2019 and as a member of the Investment Committee of Carter Validus Advisors II, LLC since April 2020. He is responsible for the management of the Company’s healthcare portfolio while continuing to enhance its national footprint. Mr. Sajeski previously served as Chief Acquisitions Officer and Senior Vice President, Healthcare Investment Management of Carter Validus Advisors II, LLC from September 2018 through June 2019 and as Vice President, Healthcare Acquisitions of Carter Validus Advisors II, LLC from February 2016 through September 2018. Mr. Sajeski has over 16 years of experience in numerous facets of healthcare real estate including acquisitions, development, financing, leasing and property management. He began his career at Rendina Healthcare Real Estate in February 2004, where he worked in numerous departments and gained extensive knowledge and experience in healthcare and healthcare-related real estate. Mr. Sajeski served as Vice President of Acquisitions and Leasing of Rendina Healthcare Real Estate from March 2015 through February 2016, as Vice President of Business Development and Leasing from April 2014 through March 2015, and as Vice President of the affiliated property management company from March 2013 through April 2014. Mr. Sajeski received a Bachelor of Science in real estate and finance from Florida State University in 2003.
Jason C. Reed has served as Chief Investment Officer, Data Centers of Carter Validus Advisors II, LLC since June 2019 and as member of the Investment Committee of Carter Validus Advisors II, LLC since April 2020. As Chief Investment Officer, Data Centers, Mr. Reed is responsible for the management of the Company’s data center portfolio and provides the strategic vision to turn business goals into actionable plans with appropriate risk management. Mr. Reed previously served as Chief Acquisitions Officer and Senior Vice President, Data Center Investment Management of Carter Validus Advisors II, LLC from November 2018 through June 2019. Mr. Reed also has served as a principal of Longview Real Estate Advisors, LLC, a full-service advisory firm to the data center and telecommunications industry, since June 2017 where he was responsible for the firm’s acquisitions, leasing and management strategy. Mr. Reed served as the Senior Vice President, Global Real Estate at Equinix, Inc. from January 2016 through September 2017, where he was accountable directly to the Chief Development Officer and Real Estate Committee of the Board of Directors for the investment across 22 countries and 44 metropolitan areas. Mr. Reed also served in various roles at Level 3 Communications, most recently as Vice President, Global Real Estate and Facilities, from May 2008 through January 2016 where he was responsible for the strategic planning, investment and management of global real estate consisting of over 10,000 properties across North America, EMEA, and Latin America. Mr. Reed received a Bachelor of Science in Business Administration in 1992 and Juris Doctor and Master of Laws in Taxation in 1996 and 1997, respectively, at the University of Denver.

Compensation of Executive Officers of the Company
For the fiscal year ended December 31, 2019, we had no employees and our executive officers did not receive compensation directly from us for services rendered to us. As a result, we did not have, and our board of directors has not considered, a compensation policy or program for our executive officers for the fiscal year ended December 31, 2019. In addition, our board of directors believed that it was appropriate for our board of directors not to have a standing compensation committee based upon the fact that our executive officers, including our principal financial officer, and non-independent directors did not receive compensation directly from us for services rendered to us for the fiscal year ended December 31, 2019. Accordingly, we have not included a Compensation Committee Report or a Compensation Discussion and Analysis in this proxy statement.
Our executive officers are also officers of our advisor, and its affiliates, including Carter Validus Real Estate Management Services II, LLC, our property manager, and are compensated by these entities, in part, for their services to us. We pay fees to such entities under our advisory agreement and our property management and leasing agreement. We also reimburse our advisor for its provision of administrative services, including related personnel costs, subject to certain limitations. A description of the fees that we pay to our advisor and property manager or any affiliate thereof is found in the “Transactions with Related Persons, Promoters and Certain Control Persons” section below. On July 28, 2020, we entered into the Purchase Agreement, which is intended to provide for the internalization of our external management functions, including those of our advisor and property manager. The Internalization Transaction is currently expected to close on September 30, 2020, subject to the satisfaction or waiver of certain conditions in the Purchase Agreement.

EQUITY COMPENSATION PLAN INFORMATION
Securities Authorized for Issuance Under Equity Compensation Plans and Unregistered Sales of Equity Securities
We adopted the Incentive Plan, pursuant to which our board of directors has the authority to grant restricted or deferred stock awards to persons eligible under the plan. As of December 31, 2019, the maximum number of shares of our Class A common stock that may be issued pursuant to the Incentive Plan was 300,000, subject to adjustment under specified circumstances. On March 6, 2020, our board of directors approved the A&R Incentive Plan, pursuant to which we have the authority and power to grant awards of restricted shares of our Class A common stock to our directors, officers and employees, employees of our advisor and its affiliates, employees of entities that provide services to us, directors of our advisor or of entities that provide services to us, certain of our consultants and certain consultants to our advisor and its affiliates or to entities that provide services to us. Our board of directors has authorized a total of 5,000,000 shares of Class A common stock for issuance under the A&R Incentive Plan on a fully diluted basis at any time.
The following table provides information regarding the Incentive Plan as of December 31, 2019:

Plan Category	Number of Securities to Be Issued upon Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders (1)	—	—	240,000
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	240,000

(1)
On September 25, 2019, we granted an aggregate of 12,000 restricted shares of Class A common stock to our independent directors, which were awarded in connection with each independent director’s re-election to our board of directors. The fair value of each share of our restricted common stock was estimated at the date of grant at $9.25 per share. As of December 31, 2019, we had issued an aggregate of 60,000 shares of restricted stock to our independent directors in connection with their appointment or re-election to our board of directors. Restricted stock issued to our independent directors vests over a four-year period following the first anniversary of the date of grant in increments of 25% per annum.

The shares described above were not registered under the Securities Act and were issued in reliance on Section 4(a)(2) of the Securities Act.
Anticipated Security Ownership of Management Post-Internalization Transaction
On July 28, 2020, in connection with the pending Internalization Transaction, CV Manager, LLC, a newly formed Delaware limited liability company, in its post-closing capacity as our indirect subsidiary, we and our operating partnership entered into an employment agreement, or the Employment Agreements, with each of Michael A. Seton and Kay C. Neely, or the Executives, which set forth the terms and conditions of Mr. Seton’s and Ms. Neely’s service as our Chief Executive Officer and Chief Financial Officer, respectively.
Pursuant to the Employment Agreements, Mr. Seton and Ms. Neely will be eligible to receive equity and/or other long-term incentive awards, in the discretion of our board of directors or a committee thereof.
Subject to each Executive’s continued employment through the grant date, in the first quarter of calendar year 2021, each Executive will receive an award of time-based restricted stock, or a Time-Based 2021 Award, and an award of performance-based restricted stock units, or the Performance-Based 2021 Award, and together with the Time-Based 2021 Award, the 2021 Awards, each to be granted under and subject to the terms of A&R Incentive Plan and award agreements. In the case of Mr. Seton, the combined value of the shares of our common stock underlying the 2021 Awards on the grant date will be $1,800,000, with 50% of the grant date value of the 2021 Awards consisting of the Performance-Based 2021 Award and 50% consisting of the Time-Based 2021 Award. In the case of Ms. Neely, the combined value of the shares of our common stock underlying the 2021 Awards will be $700,000, with 50% of the grant date value of the 2021 Awards consisting of the Performance-Based 2021 Award and 50% consisting of the Time-Based 2021 Award. The performance objectives and other terms and conditions of the Performance-Based 2021 Award will be determined by our board of directors or a committee thereof. The Time-Based 2021 Award will vest ratably over four years following the grant date, subject to the Executive’s continued employment through the applicable vesting dates, with certain exceptions.

Further, as soon as practicable (but in no event more than 10 days) after the closing of the Internalization Transaction, Mr. Seton and Ms. Neely will receive a grant of time-based restricted stock with a grant date fair value of $2,000,000 and $1,000,000, respectively, which, subject to the Executive’s continuous employment through the applicable vesting dates, with certain exceptions, will vest on December 31, 2024, or, if earlier, on the 15th month anniversary of the date of a “Qualified Event” (such as a listing of our common stock on a nationally recognized stock exchange or an underwritten public offering of our common stock). The awards will be granted under and subject to the terms of the A&R Incentive Plan and an award agreement.

BENEFICIAL OWNERSHIP OF EQUITY SECURITIES
The following table sets forth information as of August 19, 2020, regarding the beneficial ownership of our common stock by each person known by us to own 5.0% or more of the outstanding shares of any class of our common stock, each of our directors, and each named executive officer, and our directors and executive officers as a group. The percentage of beneficial ownership is calculated based on 166,055,460 shares of Class A common stock outstanding, as of August 19, 2020. As of the date of this proxy statement, there were no executive officers, directors, or other beneficial owners holding any shares of Class I common stock, Class T common stock, and Class T2 common stock.

Name of Beneficial Owner (1)	Number of Class A Shares of Common Stock Beneficially Owned (2)	Percentage of All Class A Common Stock
Carter Validus REIT Management Company II, LLC	29,362	*
Directors
Jonathan Kuchin (3)	47,698	*
Randall Greene (4)	46,472	*
Roger Pratt (5)	16,014	*
Ronald Rayevich (6)	39,990	*
Michael A. Seton	(7)	*
John E. Carter	(8)	*
Executive Officers
Kay C. Neely	(9)	*
All officers and directors as a group (7 persons)	179,536	*

*	Represents less than 1% of the outstanding Class A common stock.

(1)	The address of each beneficial owner listed is c/o Carter Validus Mission Critical REIT II, Inc., 4890 W. Kennedy Blvd., Suite 650, Tampa, Florida 33609.

(2)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group which may be exercised within 60 days following August 19, 2020. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(3)
Represents 32,336 restricted shares of our Class A common stock issued to the beneficial owner in connection with his initial election, his subsequent re-elections to the board of directors and restricted shares of our Class A common stock granted under the A&R Incentive Plan; and 15,362 non-restricted shares of Class A common stock received as merger consideration in connection with our merger with Carter Validus Mission Critical REIT, Inc., or the REIT Merger.

(4)
Represents 29,665 restricted shares of our Class A common stock issued to the beneficial owner in connection with his initial election, his subsequent re-elections to the board of directors and restricted shares of our Class A common stock granted under the A&R Incentive Plan; and 16,807 non-restricted shares of Class A common stock received as merger consideration in the REIT Merger.

(5)
Represents restricted shares of our Class A common stock issued to the beneficial owner in connection with his initial election, his subsequent re-election to the board of directors and restricted shares of our Class A common stock granted under the A&R Incentive Plan.

(6)
Represents 27,351 restricted shares of our Class A common stock issued to the beneficial owner in connection with his initial election, his subsequent re-elections to the board of directors and restricted shares of our Class A common stock granted under the A&R Incentive Plan; and 12,639 non-restricted shares of Class A common stock received as merger consideration in the REIT Merger.

(7)
Mr. Seton is the Chief Executive Officer of Carter Validus REIT Management Company II, LLC, which directly owns 29,362 shares of Class A common stock in our company. Mr. Seton disclaims beneficial ownership of the shares held by Carter Validus REIT Management Company II, LLC, except to the extent of his pecuniary interest.

(8)
Mr. Carter is Executive Chairman of Carter Validus REIT Management Company II, LLC, which directly owns 29,362 shares of Class A common stock in our company. Mr. Carter disclaims beneficial ownership of the shares held by Carter Validus REIT Management Company II, LLC, except to the extent of his pecuniary interest.

(9)
Ms. Neely is the Chief Financial Officer of Carter Validus REIT Management Company II, LLC, which directly owns 29,362 shares of Class A common stock in our company. Ms. Neely disclaims beneficial ownership of the shares held by Carter Validus REIT Management Company II, LLC, except to the extent of her pecuniary interest.

AUDIT COMMITTEE REPORT
Independent Auditors
KPMG LLP (“KPMG”) is the independent registered public accounting firm selected by our audit committee for the fiscal year ended December 31, 2020. KPMG has served as our independent registered public accounting firm since 2014. The audit committee reserves the right, however, to select new auditors at any time in the future in its discretion if it deems such decision to be in the best interests of the Company and its stockholders. Any such decision would be disclosed to the stockholders in accordance with applicable securities laws. KPMG representatives will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. In addition, KPMG representatives will be available to respond to appropriate questions posed by any stockholders.
During the year ended December 31, 2018 through the most recent fiscal year ended December 31, 2019 and through the subsequent interim period, neither the Company nor anyone on its behalf consulted with KPMG regarding (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements; or (3) any matter that was either the subject of a disagreement or event identified in response to Item 304(a)(1) of Regulation S-K (there being none).
The audit committee reviewed the audit and non-audit services performed by KPMG, as well as the fees charged by KPMG for such services. In its review of the non-audit services and fees, the audit committee considered whether the provision of such services is compatible with maintaining the independence of KPMG. The aggregate fees billed to us for professional accounting services by KPMG for the years ended December 31, 2019 and December 31, 2018, are respectively set forth in the table below.

	Year Ended December 31, 2019	Year Ended December 31, 2018
Audit fees	$906,500	$514,000
Audit-related fees	—	—
Tax fees	—	—
All other fees	10,000	10,890
Total	$916,500	$524,890
For purpose of the preceding table, the professional fees are classified as follows:

•
Audit fees - These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by the independent auditors in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements and other services that generally only the independent auditor reasonably can provide, such as services associated with filing registration statements, periodic reports and other filings with the SEC, and audits of acquired properties or businesses or statutory audits for our subsidiaries or affiliates.

•
Audit-related fees - These are fees for assurance and related services that traditionally are performed by independent auditors, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, statutory subsidiary or equity investment audits incremental to the audit of the consolidated financial statements and general assistance with the implementation of Section 404 of the Sarbanes-Oxley Act of 2002 and other SEC rules promulgated pursuant to the Sarbanes Oxley Act of 2002.

•
Tax fees - These are fees for all professional services performed by professional staff, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning, and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state, and local tax issues related to due diligence.

•	All other fees - These are fees for other permissible work performed that do not meet the above-described categories, including a subscription to an accounting research website.

Pre-Approval Policies
The audit committee’s charter imposes a duty on the audit committee to pre-approve all auditing services performed for us by our independent auditors, as well as all permitted non-audit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditors’ independence. Unless a type of service to be provided by the independent auditors has received “general” pre-approval, it will require “specific” pre-approval by the audit committee.
All requests for services to be provided by the independent auditor that do not require specific pre-approval by the audit committee will be submitted to management and must include a detailed description of the services to be rendered. Management will determine whether such services are included within the list of services that have received the general pre-approval of the audit committee. The audit committee will be informed on a timely basis of any such services rendered by the independent auditors.
Requests to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by both the independent auditors and the principal financial officer, and must include a joint statement as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence. The chairman of the audit committee has been delegated the authority to specifically pre-approve de minimis amounts for services not covered by the general pre-approval guidelines. All amounts, including a subscription to an accounting research website, require specific pre-approval by the audit committee prior to the engagement of KPMG. All amounts specifically pre-approved by the chairman of the audit committee in accordance with this policy, are to be disclosed to the full audit committee at the next regularly scheduled meeting.
All services rendered by KPMG for the years ended December 31, 2019 and December 31, 2018 were pre-approved in accordance with the policies and procedures described above.

Report of the Audit Committee
Pursuant to the audit committee charter adopted by the Company’s board of directors, the audit committee’s primary function is to assist the board of directors in fulfilling its oversight responsibilities by overseeing the independent auditors and reviewing the financial information to be provided to the stockholders and others, the system of internal control over financial reporting that management has established and the audit and financial-reporting process. The audit committee is composed of four independent directors. The Company’s management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Membership on the audit committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing, and the members of the audit committee are not professionally engaged in the practice of accounting or auditing. The audit committee’s role does not provide any special assurance with regard to the financial statements of the Company, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors. The audit committee relies in part, without independent verification, on information provided to it and on representations made by management and the independent auditors that the financial statements have been prepared in conformity with U.S. generally accepted accounting principles.
In this context, in fulfilling its oversight responsibilities, the audit committee reviewed and discussed the 2019 audited financial statements with management, including a discussion of the quality and acceptability of the financial reporting and controls of the Company.
The audit committee reviewed with KPMG its judgments as to the quality and the acceptability of the financial statements and the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and other matters required by the audit committee charter. In addition, the audit committee has received the written disclosures and the letter from KPMG required by PCAOB Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence” and discussed with the independent registered public accounting firm its independence from the Company and its management. When considering the independence of KPMG, the audit committee considered whether its array of services to the Company beyond those rendered in connection with its audit of our consolidated financial statements and reviews of the Company’s consolidated financial statements, including the Company’s quarterly reports on Form 10-Q, was compatible with maintaining its independence.  The audit committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for these services to, KPMG.
The audit committee discussed with KPMG the overall scope and plans for the audit. The audit committee meets periodically with KPMG, with and without management present, to discuss the results of their examinations, their evaluations of internal controls and the overall quality of the financial reporting of the Company.
In reliance on these reviews and discussions, the audit committee recommended to the board of directors that the 2019 audited financial statements of the Company that were included in the Annual Report on Form 10-K for the year ended December 31, 2019, be filed with the SEC on March 27, 2020. The Audit Committee also reappointed, and the Board of Directors has approved, KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

The Audit Committee of the Board of Directors:
Jonathan Kuchin (Chairman)
Randall Greene
Roger Pratt
Ronald Rayevich

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS
Our independent directors have reviewed the material transactions between our affiliates and us during the year ended December 31, 2019 and the six months ended June 30, 2020. Set forth below is a description of the transactions with affiliates. We believe that we have executed all of the transactions set forth below on terms that are fair and reasonable to the Company and on terms no less favorable to us than those available from unaffiliated third parties.
Each of our executive officers and our non-independent directors are affiliated with our advisor and its affiliates. In addition, each of our executive officers also serves as an officer of our advisor, property manager and/or other affiliated entities.
Carter Validus REIT Management Company II, LLC, or our sponsor, owns a 77.5% managing member interest in our advisor. Strategic Capital Management Holdings, LLC, which is wholly owned by Validus/Strategic Capital, and is the owner of Strategic Capital Advisory Services, LLC and SC Distributors, LLC, owns a 22.5% non-managing member interest in our advisor, and has no voting interest in our advisor. Our sponsor is directly or indirectly controlled by Mr. Seton, as he is one of the controlling members of our sponsor.
We are externally advised by our advisor, which is our affiliate, pursuant to an advisory agreement by and among us, our operating partnership and our advisor. Our advisor supervises and manages our day-to-day operations and selects the properties and real estate-related investments we acquire, subject to the oversight and approval of our board of directors. Our advisor also provides marketing, sales and client services related to real estate on our behalf. Our advisor engages affiliated entities to provide various services to us. Our advisor is managed by, and is a subsidiary of Carter Validus REIT Management Company II, LLC, or our sponsor. The Company has no direct employees. Substantially all of the Company's business is managed by our advisor. The employees of our advisor and other affiliates provide services to the Company related to acquisitions, property management, asset management, accounting, investor relations, and all other administrative services.
SC Distributors, LLC, an affiliate of our advisor, or the Dealer Manager, served as the dealer manager of our initial public offering, or the Initial Offering, and our follow-on offering, or the Offering, or together with the Initial Offering, the Offerings. The dealer manager received fees for services related to the Initial Offering and the Offering. We continue to pay the dealer manager a distribution and servicing fee with respect to its Class T and T2 shares that were sold in the primary portion of the Initial Offering and the Offering.
Pending Internalization Transaction
On July 28, 2020, or the effective date, we and our operating partnership entered into a Membership Interest Purchase Agreement, or the Purchase Agreement, intended to provide for the internalization of our external management functions. The Purchase Agreement was entered into with our advisor and various affiliates of our, including CV Manager, LLC, a newly formed Delaware limited liability company, or Manager Sub, Carter Validus REIT Management Company II, LLC, a Florida limited liability company, or CVRMC II, Carter Validus Real Estate Management Services II, LLC, a Delaware limited liability company and our property manager and leasing agent, or CVREMS II, Carter Validus Holdings Management, Inc., a Delaware corporation, or CVHM, CV Asset and Property Management Company, LLC, a Florida limited liability company, or CVAPMC, together with our advisor, CVRMC II, CVREMS II, and CVHM, the “Sellers”, Validus Group Partners, Ltd., a Florida limited partnership, or Validus Group, Strategic Capital Management Holdings, LLC, a Delaware limited liability company, or Strat Cap, Carter Validus Advisors Holdings II, LLC, a Delaware limited liability company, or CVA Holdings II, John E. Carter, Mario Garcia, Jr. and Robert M. Winslow.
Under the Purchase Agreement and related agreements, immediately prior to the closing of the Internalization Transaction, the Sellers will assign or cause to be assigned to Manager Sub all of the assets necessary to operate the business of the Company and its subsidiaries, or the Business, and will delegate all obligations of the Sellers in connection with the Business to Manager Sub pursuant to an assignment and acceptance agreement, or the Assignment. Immediately thereafter, under the Purchase Agreement, our operating partnership will (i) acquire 100% of the membership interests in Manager Sub for an aggregate cash purchase price of $40,000,000, subject to certain adjustments, or the Purchase Price, and (ii) cause the redemption of our advisor’s limited partner interest (including special limited partner interest) in our operating partnership, or the “Redemption”. The Purchase Price will be paid as follows, subject to certain acceleration provisions: (i) $25,000,000 will be paid at the closing of the Internalization Transaction, (ii) $7,500,000 will be due and payable on March 31, 2021, and (iii) $7,500,000 will be due and payable on March 31, 2022. The closing of the Internalization Transaction is currently expected to occur on September 30, 2020, subject to the satisfaction or waiver of certain conditions in the Purchase Agreement. Concurrently with, and as a condition to the execution and delivery of the Purchase Agreement, the Company entered into an employment agreement with each of Michael A. Seton and Kay C. Neely, pursuant to which Mr. Seton and Ms. Neely shall serve from and after the closing of the Internalization Transaction as our Chief Executive Officer and Chief Financial Officer, respectively.

A special committee, or the Special Committee, comprised entirely of independent and disinterested members of our board of directors, negotiated the Internalization Transaction and, after consultation with its independent legal and financial advisors, determined that the Internalization Transaction is advisable, fair and reasonable to and in our best interests and on terms and conditions no less favorable to us than those available from unaffiliated third parties, and recommended that our board of directors authorize and approve the Internalization Transaction. Upon the recommendation from the Special Committee, our board of directors unanimously authorized and approved the Internalization Transaction. Approval by our common stockholders is not required under Maryland law or our governing documents for the execution of the Purchase Agreement or the consummation of the Internalization Transaction.
The consummation of the Internalization Transaction is also subject to customary closing conditions, including receipt of certain third party consents and the absence of certain legal impediments to the consummation of the Internalization Transaction. Additionally, we shall have paid to the Sellers all accrued, earned and unpaid (a) asset management fees, disposition fees and reimbursable expenses pursuant to the Purchase Agreement and (b) monthly property management and leasing fees, each net of costs and expenses charged to the Company for such period, at and from Effective Date through (but not including) the closing date of the Internalization Transaction.
In general, in the event the closing of the Internalization Transaction fails to occur by September 30, 2020, the Purchase Price would be reduced by any fees and reimbursable expenses earned and accrued under the advisory agreement and various property management agreements with the Property Manager and its affiliates from October 1, 2020 through (but not including) the closing date of the Internalization Transaction, net of all costs and expenses charged to us for such period.
The parties have made certain customary representatives, warranties and covenants in the Purchase Agreement as well as indemnification obligations of each of the parties.
For more information regarding the International Transaction, refer to our Current Report on Form 8-K filed with the SEC on July 29, 2020, which is incorporated herein by reference.
Distribution and Servicing Fees
Through the termination of the Offering on November 27, 2018, we paid the Dealer Manager selling commissions and dealer manager fees in connection with the purchase of shares of certain classes of common stock. We continue to pay the Dealer Manager a distribution and servicing fee with respect to its Class T and T2 shares that were sold in the primary portion of our Initial Offering and the Offering.
We will cease paying the distribution and servicing fee with respect to Class T shares at the earliest to occur of the following: (i) a listing of the Class T shares on a national securities exchange, (ii) following the completion of the Offering, total underwriting compensation in the Offering equaling 10.0% of the gross proceeds from the Offering less the total amount of distribution and servicing fees waived by participating broker-dealers in the Offering, (iii) such Class T shares no longer being outstanding, (iv) December 31, 2021, which is the fourth anniversary of the last day of the fiscal quarter in which our primary offering of our initial public offering terminated and (v) the date on which the holder of such Class T share or its agent notifies us or our agent that he or she is represented by a new participating broker-dealer; provided that we will continue paying the Class T distribution and servicing fee, which shall be re-allowed to the new participating broker-dealer, if the new participating broker-dealer enters into a participating broker-dealer agreement with our dealer manager or otherwise agrees to provide the services set forth in the dealer manager agreement.
We will cease paying the distribution and servicing fee with respect to a Class T2 share at the earliest to occur of the following: (i) a listing of the Class T2 shares on a national securities exchange; (ii) following the completion of the Offering, total underwriting compensation in the Offering equaling 10% of the gross proceeds from the Offering; (iii) there are no longer any Class T2 shares outstanding; (iv) the end of the month in which our transfer agent, on our behalf, determines that total underwriting compensation, including selling commissions, dealer manager fees, the Class T2 distribution and servicing fee and other elements of underwriting compensation with respect to such Class T2 share, would be in excess of 8.5% of the total gross investment amount at the time of purchase of such Class T2 share; (v) the end of the month in which our transfer agent, on our behalf, determines that the Class T2 distribution and servicing fee with respect to such Class T2 share would be in excess of 3.0% of the total gross investment amount at the time of purchase of such Class T2 share; (vi) the date on which such Class T2 share is repurchased by us; and (vii) the date on which the holder of such Class T2 share or its agent notifies us or our agent that he or she is represented by a new participating broker-dealer; provided that we will continue paying the Class T2 distribution and servicing fee, which shall be re-allowed to the new participating broker-dealer, if the new participating broker-dealer enters into a participating broker-dealer agreement with our dealer manager or otherwise agrees to provide the services set forth in the dealer manager agreement. At the time we cease paying the distribution and servicing fee with respect to a Class T2 share pursuant to the provisions above, such Class T2 share (including associated Class T2 DRIP shares) will convert into a number of Class I shares (including any fractional shares) with an equivalent of NAV as such share. Stockholders will receive a confirmation notice when their Class T2 shares have been converted into Class I shares. We currently expect that any such conversion will be on a one-for-one basis, as we expect the NAV per share of each Class T2 share and Class I share to be the same.
During the Offerings, all selling commissions were expected to be re-allowed to participating broker-dealers. The dealer manager fee could be partially re-allowed to participating broker-dealers. No selling commissions, dealer manager fees and distribution and servicing fees are paid in connection with purchases of shares of any class issued pursuant to the DRIP.
Acquisition Fees and Expenses
We pay to our advisor 2.0% of the contract purchase price of each property or asset acquired and 2.0% of the amount advanced with respect to loans and similar assets (including without limitation mezzanine loans). In addition, we reimburse our advisor for acquisition expenses incurred in connection with the selection and acquisition of properties or real estate-related investments (including expenses relating to potential investments that we do not close), such as legal fees and expenses, costs of real estate due diligence, appraisals, non-refundable option payments on properties not acquired, travel and communications expenses, accounting fees and expenses and title insurance premiums, whether or not the property was acquired. Since our formation through June 30, 2020, we reimbursed our advisor approximately 0.01% of the aggregate purchase price all of properties acquired.
Asset Management Fees
We pay to our advisor an asset management fee calculated on a monthly basis in an amount equal to 1/12th of 0.75% of aggregate asset value, which is payable monthly in arrears.
Operating Expense Reimbursement
We reimburse our advisor for all operating expenses it paid or incurred in connection with the services provided to us, subject to certain limitations. Expenses in excess of the operating expenses in the four immediately preceding quarters that exceed the greater of (a) 2.0% of average invested assets or (b) 25% of net income, subject to certain adjustments, will not be reimbursed unless the independent directors determine such excess expenses are justified. We will not reimburse our advisor Advisor for personnel costs in connection with services for which our advisor receives an acquisition fee or a disposition fee.
Property Management Fees
In connection with the rental, leasing, operation and management of our properties, we pay our property manager and its affiliates aggregate fees equal to 3.0% of gross revenues from the properties managed, or property management fees. We reimburse our property manager and its affiliates for property-level expenses that any of them pay or incur on our behalf, including certain salaries, bonuses and benefits of persons employed by our property manager and its affiliates except for the salaries, bonuses and benefits of persons who also serve as one of its executive officers. Our property manager and its affiliates may subcontract the performance of their duties to third parties and pay all or a portion of the property management fee to the third parties with whom they contract for these services. If we contract directly with third parties for such services, we will pay such third parties customary market fees and may pay our property manager an oversight fee equal to 1.0% of the gross revenues of the properties managed. In no event will we pay our property manager or any affiliate both a property management fee and an oversight fee with respect to any particular property.
Leasing Commission Fees
We also pay our property manager a separate fee in connection with leasing properties to new tenants or renewals or expansions of existing leases with existing tenants in an amount not to exceed the fee customarily charged in arm’s-length transactions by others rendering similar services in the same geographic area for similar properties as determined by a survey of brokers and agents in such area and which is typically less than $1,000.
Construction Management Fees
For acting as general contractor and/or construction manager to supervise or coordinate projects or to provide major repairs or rehabilitation on our properties, we may pay our property manager up to 5.0% of the cost of the projects, repairs and/or rehabilitation, as applicable, or construction management fees.
Disposition Fees
We will pay our advisor, or its affiliates, if it provides a substantial amount of services (as determined by a majority of our independent directors) in connection with the sale of properties, a disposition fee, equal to the lesser of 1.0% of the contract sales price or one-half of the total brokerage commission paid if a third party broker is also involved, without exceeding the lesser of 6.0% of the contract sales price or a reasonable, customary and competitive real estate commission.

Special Limited Partner Interest of Advisor
Our advisor, as the special limited partner of our operating partnership, may be entitled to: (i) certain cash distributions upon the disposition of certain of our operating partnership’s assets; or (ii) a one-time payment in the form of cash, shares or promissory note or a combination of the forms of payment in connection with the redemption of the special limited partnership interests upon the occurrence of a listing of our shares of common stock on a national stock exchange or certain events that result in the termination or non-renewal of the advisory agreement. Our advisor would only become entitled to the compensation after our stockholders have received, in the aggregate, cumulative distributions equal to their invested capital plus an 8.0% cumulative, non-compounded annual return on such invested capital. No such compensation has been paid to our advisor to date. Our advisor's special limited partnership interest in our operating partnership will be redeemed and cancelled at and upon the closing of the Internalization Transaction, and our advisor will not be entitled to any compensation as a special limited partner of our operating partnership.
The following table details amounts payable to affiliates in connection with our related party transactions as described above and as of June 30, 2020 and December 31, 2019 (amounts in thousands):

		Payable
		June 30, 2020	December 31, 2019
Fee	Entity
Distribution and servicing fees	SC Distributors, LLC	$4,591	$6,210
Asset management fees	Carter Validus Advisors II, LLC and its affiliates	1,991	2,100
Property management fees	Carter Validus Real Estate Management Services II, LLC	528	433
Operating expense reimbursement	Carter Validus Advisors II, LLC and its affiliates	479	518
Leasing commission fees	Carter Validus Real Estate Management Services II, LLC	373	299
Construction management fees	Carter Validus Real Estate Management Services II, LLC	187	199
Total		$8,149	$9,759
Additionally, as of June 30, 2020, the Company recorded $21,000 due from Carter Validus Advisors II, LLC for a representations and warranties insurance policy in connection with the Internalization Transaction, the cost of which is shared with the Advisor and was paid by the Company. The receivable due from Carter Validus Advisors II, LLC was recorded in other assets, net, in the condensed consolidated balance sheets as of June 30, 2020.
The following table details amounts incurred to affiliates in connection with our related party transactions as described above for the six months ended June 30, 2020 and year ended December 31, 2019 (amounts in thousands):

		Incurred
		Six Months Ended June 30,	Year Ended December 31,
Fee	Entity	2020	2019
Distribution and servicing fees (1)	SC Distributors, LLC	$(59)	$(563)
Acquisition fees and costs	Carter Validus Advisors II, LLC and its affiliates	97	26,072
Asset management fees	Carter Validus Advisors II, LLC and its affiliates	11,925	16,475
Property management fees	Carter Validus Real Estate Management Services II, LLC	3,588	5,403
Operating expense reimbursement	Carter Validus Advisors II, LLC and its affiliates	2,664	4,492
Leasing commission fees	Carter Validus Real Estate Management Services II, LLC	483	1,241
Construction management fees	Carter Validus Real Estate Management Services II, LLC	338	276
Disposition fees	Carter Validus Advisors II, LLC and its affiliates	350	—
Loan origination fees	Carter Validus Advisors II, LLC and its affiliates	560	—
Total		$19,946	$53,396

(1)	Reduction of distribution and servicing fees is a result of repurchases of Class T and Class T2 shares of common stock issued pursuant to the primary portion of the Initial Offering and the Offering.

Employment Agreements
On July 28, 2020, in connection with the execution of the Purchase Agreement relating to the Internalization Transaction, Mr. Seton and Ms. Neely entered into the Employment Agreements with Manager Sub, in its post-closing capacity as our indirect subsidiary, setting forth the terms upon which they will serve as Chief Executive Officer and Chief Financial Officer, respectively. The Employment Agreements will become effective as of the closing of the Internalization Transaction and will continue in effect through December 31, 2025, unless terminated sooner pursuant to the Employment Agreements.
Seton Employment Agreement
Pursuant to the terms of Mr. Seton’s Employment Agreement, Mr. Seton is entitled to, among other things:

•	an annual base salary of not less than $800,000;

•
an annual cash bonus with a target amount of at least 135% of his annual base salary, based on criteria and goals established by our board of directors or a committee thereof, or the Seton Target Annual Bonus; provided, however, that Mr. Seton’s annual bonus for calendar year 2020 will be a fixed amount equal to the Seton Target Annual Bonus (rather than being based on criteria and goals established and administered by our board of directors or a committee thereof) and will be prorated to reflect the period of employment from the closing date of the Internalization Transaction through December 31, 2020;

•
in the first quarter of calendar year 2021, an award of time-based restricted stock, or the Seton Time-Based 2021 Award, and an award of performance-based restricted stock units, or the Seton Performance-Based 2021 Award, each subject to Mr. Seton’s continued employment through the grant date, to be granted under the A&R Incentive Plan and award agreements, which are collectively referred to as the Seton 2021 Awards. The combined value of our shares of common stock underlying the Seton 2021 Awards on the grant date will be $1,800,000, with 50% of the grant date value of the Seton 2021 Awards consisting of the Seton Performance-Based 2021 Award and 50% consisting of the Seton Time-Based 2021 Award. The performance objectives and other terms and conditions of the Seton Performance-Based 2021 Award will be determined by our board of directors or a committee thereof, and the Seton Time-Based 2021 Award will vest ratably over four years following the grant date, subject to Mr. Seton’s continued employment during the applicable vesting dates, with certain exceptions.

•
as soon as practicable (but in no event more than 10 days) after the closing of the Internalization Transaction, a grant of time-based restricted stock with a grant date fair value of $2,000,000, which, subject to the Mr. Seton’s continuous employment through the applicable vesting dates, with certain exceptions, will vest on December 31, 2024, or, if earlier, on the 15th month anniversary of the date of a “Qualified Event” (such as a listing of the Company’s stock on a nationally recognized stock exchange or an underwritten public offering of the Company’s stock). Such award will be granted under and subject to the terms of the A&R Incentive Plan and an award agreement;

•	participate in all employee benefit programs made available to our employees generally from time to time and to receive certain other perquisites; and

•
payments and benefits upon termination of employment without “cause” or by Mr. Seton with “good reason” and with an execution of a release of claims as follows: (1) a lump sum cash payment equal to a multiple of two (if the termination does not occur within 12 months after a change in control) or two and one half (if the termination occurs within 12 months after a change in control) of the sum of his then-current base salary and the Seton Target Annual Bonus; (2) a pro-rated annual bonus for the year of termination; (3) vesting of all outstanding equity-based awards that are subject solely to time-based vesting conditions and (4) if Mr. Seton elects continuation of coverage under our group health plan, continuation of subsidized health care coverage on the same terms as in effect at the time of termination for 18 months or, if earlier, until Mr. Seton becomes eligible for health care coverage from another employer or eligibility for continuation of coverage under any group health plan ends.

Mr. Seton’s Employment Agreement provides that for the 24-month period following a termination of employment for any reason, Mr. Seton will not solicit our employees or exclusive consultants or independent contractors and will not solicit our customers or, in the case of a termination of employment where severance is provided pursuant to the terms of the Employment Agreement, compete with us. The Employment Agreement also contains covenants relating to the treatment of confidential information and intellectual property matters and restrictions on the ability of Mr. Seton on the one hand and the Company on the other hand to disparage the other.

Neely Employment Agreement
Pursuant to the terms of Ms. Neely’s Employment Agreement, Ms. Neely is entitled to, among other things:

•	an annual base salary of not less than $450,000;

•
an annual cash bonus with a target amount of at least 100% of her annual base salary, based on criteria and goals established by our board of directors or a committee thereof, or the Neely Target Annual Bonus; provided, however, that Ms. Neely’s annual bonus for calendar year 2020 will be a fixed amount equal to the Neely Target Annual Bonus (rather than being based on criteria and goals established and administered by our board of directors or a committee thereof) and will be prorated to reflect the period of employment from the closing date of the Internalization Transaction through December 31, 2020;

•
in the first quarter of calendar year 2021, an award of time-based restricted stock, or the Neely Time-Based 2021 Award, and an award of performance-based restricted stock units, or the Neely Performance-Based 2021 Award, each subject to Ms. Neely’s continued employment through the grant date, to be granted the A&R Incentive Plan and award agreements, which are collectively referred to as the Neely 2021 Awards. The combined value of our shares of common stock underlying the Neely 2021 Awards on the grant date will be $700,000, with 50% of the grant date value of the Neely 2021 Awards consisting of the Neely Performance-Based 2021 Award and 50% consisting of the Neely Time-Based 2021 Award. The performance objectives and other terms and conditions of the Neely Performance-Based 2021 Award will be determined by our board of directors or a committee thereof, and the Neely Time-Based 2021 Award will vest ratably over four years following the grant date, subject to Ms. Neely’s continued employment during the applicable vesting dates, with certain exceptions.

•
as soon as practicable (but in no event more than 10 days) after the closing of the Internalization Transaction, a grant of time-based restricted stock with a grant date fair value of $1,000,000, which, subject to the Ms. Neely’s continuous employment through the applicable vesting dates, with certain exceptions, will vest on December 31, 2024, or, if earlier, on the 15th month anniversary of the date of a “Qualified Event” (such as a listing of the Company’s stock on a nationally recognized stock exchange or an underwritten public offering of the Company’s stock). Such award will be granted under and subject to the terms of the A&R Incentive Plan and an award agreement;

•	participate in all employee benefit programs made available to our employees generally from time to time and to receive certain other perquisites;

•
payments and benefits upon termination of employment without “cause” or by Ms. Neely with “good reason” and with an execution of a release of claims as follows: (1) a lump sum cash payment equal to a multiple of one and one half (if the termination does not occur within 12 months after a change in control) or two (if the termination occurs within 12 months after a change in control) of the sum of her then-current base salary and the Neely Target Annual Bonus; (2) a pro-rated annual bonus for the year of termination; (3) vesting of all outstanding equity-based awards that are subject solely to time-based vesting conditions and (4) if Ms. Neely elects continuation of coverage under our group health plan, continuation of subsidized health care coverage on the same terms as in effect at the time of termination for 18 months or, if earlier, until Ms. Neely becomes eligible for health care coverage from another employer or eligibility for continuation of coverage under any group health plan ends.

Ms. Neely’s Employment Agreement provides that for the 12-month period following a termination of employment for any reason, Ms. Neely will not solicit our employees or exclusive consultants or independent contractors and will not solicit our customers or, in the case of a termination of employment where severance is provided pursuant to the terms of the Employment Agreement, compete with us. The Employment Agreement also contains covenants relating to the treatment of confidential information and intellectual property matters and restrictions on the ability of Ms. Neely on the one hand and the Company on the other hand to disparage the other.

Review, Approval or Ratification of Transactions with Related Persons
In order to reduce or eliminate certain potential conflicts of interest, (A) our charter contains a number of restrictions relating to (1) transactions we enter into with our sponsor, our directors and our advisor and its affiliates, and (2) certain future offerings, and (B) the advisory agreement contains procedures and restrictions relating to the allocation of investment opportunities among entities affiliated with our advisor. These restrictions include, among others, the following:

•
We will not purchase or lease properties from our sponsor, our advisor, any of our directors, or any of their respective affiliates without a determination by a majority of our directors, including a majority of our independent directors, not otherwise interested in such transaction that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the property to the seller or lessor unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event will we acquire any such property at an amount in excess of its current appraised value, as determined by an independent appraiser. We will not sell or lease properties to our sponsor, our advisor, any of our directors, or any of their respective affiliates unless a majority of our directors, including a majority of our independent directors, not otherwise interested in the transaction, determines that the transaction is fair and reasonable to us.

•
We will not make any loans to our sponsor, our advisor, any of our directors, or any of their respective affiliates, except that we may make or invest in mortgage loans involving our sponsor, our advisor, our directors or their respective affiliates, if such mortgage loan is insured or guaranteed by a government or government agency or provided, among other things, that an appraisal of the underlying property is obtained from an independent appraiser and the transaction is approved by a majority of our directors, including a majority of our independent directors, not otherwise interested in the transaction as fair and reasonable to us and on terms no less favorable to us than those available from unaffiliated third parties. Our sponsor, our advisor, any of our directors and any of their respective affiliates will not make loans to us or to joint ventures in which we are a joint venture partner unless approved by a majority of our directors, including a majority of our independent directors, not otherwise interested in the transaction as fair, competitive and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties.

•
Our advisor and its affiliates will be entitled to reimbursement, at cost, at the end of each fiscal quarter for actual expenses incurred by them on behalf of us or joint ventures in which we are a joint venture partner; provided, however, that we will not reimburse our advisor at the end of any fiscal quarter for the amount, if any, by which our total operating expenses, including the advisor asset management fee, paid during the four consecutive fiscal quarters then ended exceeded the greater of (i) 2.0% of our average invested assets for such period or (ii) 25.0% of our net income, before any additions to reserves for depreciation, bad debts or other similar non-cash reserves and before any gain from the sale of our assets, for such period, unless our independent directors determine such excess expenses are justified.

•
If an investment opportunity becomes available that is deemed suitable, after our advisor’s and our board of directors’ consideration of pertinent factors, for both us and one or more other entities affiliated with our advisor, and for which more than one of such entities has sufficient uninvested funds, then the entity that has had the longest period of time elapse since it was offered an investment opportunity will first be offered such investment opportunity. In determining whether or not an investment opportunity is suitable for more than one such entity, our advisor and our board of directors shall examine, among others, the following factors:

◦	the anticipated cash flow and the cash requirements of each such entity;

◦	the effect of the acquisition on diversification of each program’s investments by type of property, geographic area and tenant concentration;

◦	the policy of each program relating to leverage of properties;

◦	the income tax effects of the purchase to each program;

◦	the size of the investment; and

◦	the amount of funds available to each program and the length of time such funds have been available for investment.
If a subsequent development, such as a delay in the closing of the acquisition or construction of a property, causes any such investment, in the opinion of our advisor, to be more appropriate for a program other than the program that committed to make the investment, our advisor may determine that another program affiliated with our advisor or its affiliates will make the investment. Our board of directors, including our independent directors, has a duty to ensure that the method used by our advisor for the allocation of the acquisition of properties by two or more affiliated programs seeking to acquire similar types of properties is reasonable and applied fairly to us.
We will not accept goods or services from our sponsor, our advisor, our directors, or any of their or its affiliates or enter into any other transaction with our sponsor, our advisor, our directors, or any of their affiliates unless a majority of our directors, including a majority of the independent directors, not otherwise interested in the transaction, approve such transaction as fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee selected and appointed the firm of KPMG to act as our independent registered public accounting firm for the year ending December 31, 2020. Ratification of the appointment of KPMG requires the affirmative vote of a majority of the votes cast in person (virtually) or by proxy at a meeting at which a quorum is present. Any shares not voted, whether by abstention, broker non-vote or otherwise, have no impact on the vote.
Although stockholder ratification of the appointment of our independent auditor is not required by our bylaws or otherwise, we are submitting the selection of KPMG to our stockholders for ratification as a matter of good corporate governance practice. Even if the selection is ratified, our audit committee, in its discretion, may select a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company. If our stockholders do not ratify the Audit Committee’s selection, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of our independent registered public accounting firm.
Representatives of KPMG are expected to be available during the  Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to questions from our stockholders. Please see the section entitled “Audit Committee Report - Independent Auditors” in this proxy statement for the aggregate fees billed to us for professional accounting services by KPMG for the years ended December 31, 2019 and December 31, 2018.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

STOCKHOLDER PROPOSALS
Stockholder Proposals in the Proxy Statement. Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of stockholders. Under Rule 14a-8, in order for a stockholder proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2021 Annual Meeting of Stockholders, the proposal must be received at our principal executive offices no later than April 30, 2021. If the date of the 2021 Annual Meeting changes by more than thirty (30) days from the date that is the first anniversary of the Annual Meeting, then the deadline is a reasonable time before the Company begins to print and mail proxy materials for the 2021 Annual Meeting.
Stockholder Proposals and Nominations for Directors to be Presented at Meetings. If a stockholder wishes to present a proposal at the 2021 Annual Meeting of Stockholders, whether or not the proposal is intended to be included in the 2021 proxy materials, our bylaws currently require that the stockholder give advance written notice to our Chief Financial Officer, Treasurer and Secretary, Kay C. Neely, at our offices no earlier than March 31, 2021, and no later than April 30, 2021; provided, however, that in the event that the date of the 2021 Annual Meeting of Stockholders is advanced or delayed by more than thirty days from October 22, 2021, written notice of a stockholder proposal must be delivered not earlier than the 150th day prior to the date of the 2021 Annual Meeting of Stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the 2021 Annual Meeting of Stockholders, as originally convened, or the tenth day following the day on which public announcement of the date of the 2021 Annual Meeting of Stockholders is first made. Any stockholder proposals not received by us by the applicable date in the previous sentence will be considered untimely. Rule 14a-4(c) promulgated under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits with respect to such untimely proposals. Stockholders are advised to review the Company’s bylaws, which contain other requirements with respect to advance notice of stockholder proposals and director nominations.

ANNUAL REPORT
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, was mailed to stockholders on or about April 27, 2020. Our Annual Report on Form 10-K is incorporated in this proxy statement and is deemed a part of the proxy soliciting material.

ANY STOCKHOLDER WHO DID NOT RECEIVE A COPY OF OUR MOST RECENT ANNUAL REPORT ON FORM 10-K OR WOULD LIKE ADDITIONAL COPIES, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SEC, SHALL BE FURNISHED A COPY WITHOUT CHARGE UPON WRITTEN REQUEST TO: CARTER VALIDUS MISSION CRITICAL REIT II, INC., 4890 W. KENNEDY BLVD., SUITE 650, TAMPA, FLORIDA 33609, ATTENTION: SECRETARY.

OTHER MATTERS
As of the date of this proxy statement, we know of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holders.
You may also obtain our other SEC filings and certain other information concerning us through the Internet at www.sec.gov and www.cvmissioncriticalreit2.com. Information contained in any website referenced in this proxy statement is not incorporated by reference in this proxy statement.

Sincerely,
By Order of the Board of Directors

Kay C. Neely
Chief Financial Officer, Treasurer and Secretary
PLEASE VOTE - YOUR VOTE IS IMPORTANT

CARTER VALIDUS MISSION CRITICAL REIT II

P.O. BOX 8035, CARY, NC 27512-9916

VOTE BY INTERNET:

Go To: **www.proxypush.com/CVREIT2 or scan the QR code with your smartphone**

- Cast your vote online.
- **Have your Proxy Card ready**.
- Follow the simple instructions to record your vote.
- If you vote by internet, you do not have to return your paper ballot.

VOTE BY PHONE:

Call **1-866-834-6031**

- Use any touch-tone telephone to transmit your voting instructions.
- **Have your Proxy Card ready**.
- Follow the simple recorded instructions.

VOTE BY MAIL:

- Mark, sign and date your Proxy Card.
- Fold and return your Proxy Card in the postage-paid envelope provided with the address below showing through the window.

ATTEND THE VIRTUAL MEETING:

- You can register to attend and vote at the virtual Annual Meeting at **www.proxydocs.com/CVREIT2** and follow the instructions. Deadline for registration is October 20, 2020, at 5:00 p.m. Eastern Time.

PROXY TABULATOR
PO BOX 8035
CARY, NC 27512-9916

CARTER VALIDUS MISSION CRITICAL REIT II, INC.
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 22, 2020
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, hereby appoints Michael A. Seton and Kay C. Neely, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the 2020 Annual Meeting of Stockholders of Carter Validus Mission Critical REIT II, Inc. to be held on October 22, 2020, at 1:00 p.m. Eastern Time, virtually via www.proxydocs.com/CVREIT2, and any and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, the accompanying proxy statement, the terms of each of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to such meeting.

This proxy is solicited on behalf of Carter Validus Mission Critical REIT II, Inc.'s board of directors. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2020 Annual Meeting of Stockholders or any adjournments or postponements thereof in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion, including, but not limited to, matters incident to the conduct of the meeting or a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies for any or all of the proposals referenced herein.

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

CONTROL NUMBER

____
Signature and Title, if applicable

____
Additional Signature (if held jointly)

____
Date

Scan code for mobile voting

PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE

PXY-CVREIT2-V4

Important Notice Regarding the Availability of Proxy Materials for the Carter Validus Mission Critical REIT II, Inc. Annual Meeting of Stockholders to be held on October 22, 2020. The Proxy Statement for this meeting is available at:

www.proxydocs.com/CVREIT2

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES NAMED IN PROPOSAL NO. 1. AND THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020, IN PROPOSAL NO. 2. AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS OR, IN THE ABSENCE OF SUCH A RECOMMENDATION, IN THEIR DISCRETION.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

Nominees:	FOR	AGAINST	ABSTAIN
(01) Jonathan Kuchin	☐	☐	☐
(02) Randall Greene	☐	☐	☐
(03) Roger Pratt	☐	☐	☐
(04) Ronald Rayevich	☐	☐	☐
(05) Michael A. Seton	☐	☐	☐
(06) John E. Carter	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2020.	☐	☐	☐

PLEASE BE SURE TO SIGN AND DATE THIS CARD ON THE REVERSE SIDE

PXY-CVREIT2-V4